UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-4054
                                                      --------

                   Oppenheimer AMT - Free New York Municipals
                   ------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: September 30
                                               ------------

                      Date of reporting period: 09/30/2007
                                                ----------

ITEM 1. REPORTS TO STOCKHOLDERS.

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN CATEGORIES
--------------------------------------------------------------------------------
Tobacco Master Settlement Agreement                                        22.2%
--------------------------------------------------------------------------------
Highways/Commuter Facilities                                               15.5
--------------------------------------------------------------------------------
Higher Education                                                            9.6
--------------------------------------------------------------------------------
Electric Utilities                                                          8.4
--------------------------------------------------------------------------------
General Obligation                                                          6.0
--------------------------------------------------------------------------------
Hospital/Health Care                                                        4.9
--------------------------------------------------------------------------------
Commercial Services & Supplies                                              3.9
--------------------------------------------------------------------------------
Special Tax                                                                 3.7
--------------------------------------------------------------------------------
Marine/Aviation Facilities                                                  3.7
--------------------------------------------------------------------------------
Sales Tax Revenue                                                           2.6

Portfolio holdings are subject to change. Percentages are as of September 30, 2007, and are based on the total market value of investments.

CREDIT ALLOCATION
--------------------------------------------------------------------------------
AAA                                                                        17.7%
--------------------------------------------------------------------------------
AA                                                                         16.5
--------------------------------------------------------------------------------
A                                                                          17.9
--------------------------------------------------------------------------------
BBB                                                                        36.9
--------------------------------------------------------------------------------
BB or lower                                                                11.0

Allocations are subject to change. Percentages are as of September 30, 2007, and are dollar-weighted based on the total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 17.15% of the Fund's market value, are deemed comparable in the Manager's judgment to the rated securities in each category. Market value, the total value of the Fund's securities, does not include cash. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
--------------------------------------------------------------------------------


                  15 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED SEPTEMBER 30, 2007, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. We are pleased to report that Oppenheimer AMT-Free New York Municipals distributed high levels of tax-free income to its shareholders during this reporting period, higher than many fixed-income alternatives on an after-tax basis. As of September 30, 2007, Oppenheimer AMT-Free New York Municipals' Class A shares provided a distribution yield of 4.45% at net asset value. Lipper Inc.--an independent mutual fund rating service--reported an average distribution yield of 3.69% among the 99 funds in its New York Municipal Debt Funds category as of the same date. 1

      The monthly Class A dividend distribution was decreased to 4.6 cents per share with the January payment. It was then increased with the Fund's September payment to 4.7 cents per share. Distributions for other share classes were adjusted accordingly. In all, the Fund distributed 56.6 cents per Class A share in the year ended September 30, 2007, including a small amount of ordinary income and an even smalller capital gain distribution.

      In this reporting period, bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA) comprised the largest category in the Fund's portfolio. These so-called tobacco bonds are backed by state and/or U.S. territory proceeds from a national litigation settlement with tobacco manufacturers. The tobacco sector experienced pricing pressure in the latter half of the reporting period. The causes, we believe, included credit spread widening, to which tobacco bonds are normally sensitive, and a potential increase in the supply of bonds, a technical factor. In other words, the price declines occurred for non-fundamental reasons and not because anything changed regarding the MSA or the sector. We continue to believe that this sector should provide long-term benefits to our yield-focused investors and, as such, took advantage of market conditions this reporting period to add to our MSA-backed holdings.

      Additionally, we believe the risks of industry litigation have been largely overstated. In the history of MSA-backed tobacco bonds, interest payments and scheduled payments of principal on the bonds we hold have never been interrupted--and many bonds have repaid principal earlier than their scheduled final maturity. Some recent courtroom decisions, nonetheless, are worth noting. In November 2006, the U.S. Supreme Court declined to review a 2005 ruling by the Illinois Supreme Court that reversed a $10.1 billion judgment

1. Lipper Inc. Lipper calculations do not include sales charges which, if included, would reduce results.


                  16 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS against Philip Morris USA. In July 2007, a federal judge in the Southern District of New York ruled that a smoker's claim for punitive damages cannot be awarded because New York State, which had sued the tobacco industry in 1997, ultimately agreed to participate in the MSA. In late August, the U.S. Court of Appeals for the First Circuit ruled that a lower court had erred in dismissing a class-action suit that challenged the use of the terms "light" and "low tar" when selling and marketing materials used by Philip Morris and others. The Fund's current weighting in MSA-backed bonds reflects our belief that these bonds can continue to help the Fund deliver high levels of tax-free income.

      Oppenheimer AMT-Free New York Municipals was invested in airline-backed bonds this reporting period. The portfolio includes bonds backed by American Airlines, which in recent quarters has reported improvements in passenger traffic, revenues per seat mile and debt reduction. The second quarter of 2007 was the carrier's fifth consecutive profitable quarter. The Fund has also invested in bonds backed by Delta Air Lines, which emerged from Chapter 11 bankruptcy protection on April 30, 2007. Throughout the bankruptcy proceedings, all scheduled payments of interest and principal were made on these bonds. Overall, we believe this sector can provide significant, long-term benefit to the Fund, especially if the improving world economy creates the expected gains in passenger travel and pricing flexibility.

      The Fund continued to invest in municipal inverse-floating-rate securities this reporting period. These are tax-exempt securities whose interest payments move inversely to changes in short-term interest rates. Some of the Fund's new investments in these bonds were structured using PLNs (percentage of LIBOR notes) with interest rates that reset quarterly. The rates on these securities, we have found, are generally more attractive than the rates offered on other similar securities.

      During this reporting period, the U.S. Supreme Court announced that it would hear DEPARTMENT OF REVENUE OF KENTUCKY V. DAVIS in November 2007, with a ruling to follow. The question posed in the case is whether Kentucky can tax the income that state residents earn on out-of-state municipal securities if the income that residents earn from in-state municipal securities is exempt from taxation. While the Court's decision could have implications for other states, exemption from federal taxes, which provides investors with the greatest benefit, is not in question. We cannot confidently predict what the Court will decide. However, we will continue to serve our shareholders by focusing on how best to create tax-free yield advantages in any current and future market scenario. We remain committed to helping fixed-income investors achieve their financial goals for tax-free income and will continue to offer a full complement of municipal bond funds to serve our shareholders' diverse needs.


                  17 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. As of September 30, 2007, nearly 90% of the portfolio was investment grade and the Fund was rated "A" for its overall credit quality. Shareholders should note that market conditions during this reporting period did not affect the Fund's overall investment strategies. In closing, we believe that the Fund's structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2007. In the case of Class A, Class B and Class C shares, performance is measured over a period of 10 fiscal years. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

      The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                  18 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer AMT-Free New York Municipals (Class A)
   Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Oppenheimer AMT-Free
                          New York Municipals                Lehman Brothers
                               (Class A)                   Municipal Bond Index

09/30/1997                      $ 9,525                           $10,000
12/31/1997                      $ 9,789                           $10,271
03/31/1998                      $ 9,898                           $10,390
06/30/1998                      $10,033                           $10,548
09/30/1998                      $10,322                           $10,871
12/31/1998                      $10,360                           $10,937
03/31/1999                      $10,459                           $11,034
06/30/1999                      $10,265                           $10,839
09/30/1999                      $10,078                           $10,796
12/31/1999                      $ 9,898                           $10,712
03/31/2000                      $10,188                           $11,025
06/30/2000                      $10,275                           $11,192
09/30/2000                      $10,559                           $11,462
12/31/2000                      $11,022                           $11,964
03/31/2001                      $11,279                           $12,229
06/30/2001                      $11,381                           $12,309
09/30/2001                      $11,591                           $12,654
12/31/2001                      $11,513                           $12,577
03/31/2002                      $11,553                           $12,695
06/30/2002                      $11,849                           $13,160
09/30/2002                      $12,299                           $13,785
12/31/2002                      $12,254                           $13,785
03/31/2003                      $12,180                           $13,950
06/30/2003                      $12,509                           $14,310
09/30/2003                      $12,554                           $14,322
12/31/2003                      $13,106                           $14,517
03/31/2004                      $13,390                           $14,768
06/30/2004                      $12,829                           $14,419
09/30/2004                      $13,421                           $14,980
12/31/2004                      $13,680                           $15,168
03/31/2005                      $14,018                           $15,162
06/30/2005                      $14,612                           $15,606
09/30/2005                      $14,683                           $15,587
12/31/2005                      $14,785                           $15,701
03/31/2006                      $15,105                           $15,739
06/30/2006                      $15,081                           $15,744
09/30/2006                      $15,801                           $16,281
12/31/2006                      $16,080                           $16,461
03/31/2007                      $16,196                           $16,594
06/30/2007                      $16,083                           $16,484
09/30/2007                      $15,824                           $16,785

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 9/30/07

1-Year   -4.61%     5-Year   4.15%     10-Year   4.70%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE APPLICABLE SALES CHARGE:
FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 22 FOR FURTHER PERFORMANCE INFORMATION.


                  19 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer AMT-Free New York Municipals (Class B)
   Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Oppenheimer AMT-Free
                          New York Municipals                 Lehman Brothers
                               (Class B)                   Municipal Bond Index

09/30/1997                      $10,000                           $10,000
12/31/1997                      $10,258                           $10,271
03/31/1998                      $10,361                           $10,390
06/30/1998                      $10,481                           $10,548
09/30/1998                      $10,762                           $10,871
12/31/1998                      $10,781                           $10,937
03/31/1999                      $10,855                           $11,034
06/30/1999                      $10,633                           $10,839
09/30/1999                      $10,428                           $10,796
12/31/1999                      $10,213                           $10,712
03/31/2000                      $10,492                           $11,025
06/30/2000                      $10,562                           $11,192
09/30/2000                      $10,842                           $11,462
12/31/2000                      $11,286                           $11,964
03/31/2001                      $11,528                           $12,229
06/30/2001                      $11,619                           $12,309
09/30/2001                      $11,811                           $12,654
12/31/2001                      $11,699                           $12,577
03/31/2002                      $11,718                           $12,695
06/30/2002                      $11,996                           $13,160
09/30/2002                      $12,427                           $13,785
12/31/2002                      $12,367                           $13,785
03/31/2003                      $12,260                           $13,950
06/30/2003                      $12,577                           $14,310
09/30/2003                      $12,595                           $14,322
12/31/2003                      $13,148                           $14,517
03/31/2004                      $13,434                           $14,768
06/30/2004                      $12,870                           $14,419
09/30/2004                      $13,465                           $14,980
12/31/2004                      $13,724                           $15,168
03/31/2005                      $14,063                           $15,162
06/30/2005                      $14,659                           $15,606
09/30/2005                      $14,731                           $15,587
12/31/2005                      $14,833                           $15,701
03/31/2006                      $15,154                           $15,739
06/30/2006                      $15,130                           $15,744
09/30/2006                      $15,852                           $16,281
12/31/2006                      $16,132                           $16,461
03/31/2007                      $16,249                           $16,594
06/30/2007                      $16,135                           $16,484
09/30/2007                      $15,876                           $16,785

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 9/30/07

1-Year   -5.45%     5-Year   4.01%     10-Year   4.73%


                  20 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer AMT-Free New York Municipals (Class C)
   Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Oppenheimer AMT-Free
                         New York Municipals                  Lehman Brothers
                              (Class C)                    Municipal Bond Index

09/30/1997                      $10,000                           $10,000
12/31/1997                      $10,258                           $10,271
03/31/1998                      $10,353                           $10,390
06/30/1998                      $10,481                           $10,548
09/30/1998                      $10,754                           $10,871
12/31/1998                      $10,773                           $10,937
03/31/1999                      $10,847                           $11,034
06/30/1999                      $10,634                           $10,839
09/30/1999                      $10,420                           $10,796
12/31/1999                      $10,213                           $10,712
03/31/2000                      $10,493                           $11,025
06/30/2000                      $10,562                           $11,192
09/30/2000                      $10,834                           $11,462
12/31/2000                      $11,287                           $11,964
03/31/2001                      $11,529                           $12,229
06/30/2001                      $11,620                           $12,309
09/30/2001                      $11,812                           $12,654
12/31/2001                      $11,700                           $12,577
03/31/2002                      $11,718                           $12,695
06/30/2002                      $11,996                           $13,160
09/30/2002                      $12,427                           $13,785
12/31/2002                      $12,357                           $13,785
03/31/2003                      $12,259                           $13,950
06/30/2003                      $12,576                           $14,310
09/30/2003                      $12,595                           $14,322
12/31/2003                      $13,113                           $14,517
03/31/2004                      $13,371                           $14,768
06/30/2004                      $12,786                           $14,419
09/30/2004                      $13,350                           $14,980
12/31/2004                      $13,581                           $15,168
03/31/2005                      $13,889                           $15,162
06/30/2005                      $14,461                           $15,606
09/30/2005                      $14,492                           $15,587
12/31/2005                      $14,575                           $15,701
03/31/2006                      $14,862                           $15,739
06/30/2006                      $14,797                           $15,744
09/30/2006                      $15,474                           $16,281
12/31/2006                      $15,729                           $16,461
03/31/2007                      $15,812                           $16,594
06/30/2007                      $15,672                           $16,484
09/30/2007                      $15,378                           $16,785

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 9/30/07

1-Year   -1.58%     5-Year   4.35%     10-Year   4.40%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE APPLICABLE SALES CHARGE:
FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 22 FOR FURTHER PERFORMANCE INFORMATION.


                  21 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares were first publicly offered on 8/16/84. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

CLASS B shares of the Fund were first publicly offered on 3/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                  22 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2007.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                  23 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND EXPENSES  Continued
--------------------------------------------------------------------------------

the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                   BEGINNING     ENDING       EXPENSES
                                   ACCOUNT       ACCOUNT      PAID DURING
                                   VALUE         VALUE        6 MONTHS ENDED
                                   (4/1/07)      (9/30/07)    SEPTEMBER 30, 2007
--------------------------------------------------------------------------------
Class A Actual                     $ 1,000.00    $  977.00    $  7.56
--------------------------------------------------------------------------------
Class A Hypothetical                 1,000.00     1,017.45       7.72
--------------------------------------------------------------------------------
Class B Actual                       1,000.00       972.40      11.54
--------------------------------------------------------------------------------
Class B Hypothetical                 1,000.00     1,013.44      11.78
--------------------------------------------------------------------------------
Class C Actual                       1,000.00       972.50      11.34
--------------------------------------------------------------------------------
Class C Hypothetical                 1,000.00     1,013.64      11.57

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended September 30, 2007 are as follows:

CLASS            EXPENSE RATIOS
-------------------------------
Class A               1.52%
-------------------------------
Class B               2.32
-------------------------------
Class C               2.28

The expense ratios reflect reduction to custodian expenses. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


                  24 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  September 30, 2007
--------------------------------------------------------------------------------

     PRINCIPAL                                                                                                              VALUE
        AMOUNT                                                                           COUPON       MATURITY         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--120.5%
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK--93.8%
$      700,000   Albany County, NY IDA (Albany College of Pharmacy)                       5.625%    12/01/2034     $      713,790
---------------------------------------------------------------------------------------------------------------------------------
       200,000   Albany County, NY IDA (Wildwood Programs)                                4.900     07/01/2021            198,760
---------------------------------------------------------------------------------------------------------------------------------
       125,000   Albany County, NY IDA (Wildwood Programs)                                5.000     07/01/2026            123,270
---------------------------------------------------------------------------------------------------------------------------------
       300,000   Albany, NY IDA (Albany Law School)                                       5.000     07/01/2031            293,649
---------------------------------------------------------------------------------------------------------------------------------
       335,000   Albany, NY IDA (Brighter Choice Charter School)                          5.000     04/01/2027            320,712
---------------------------------------------------------------------------------------------------------------------------------
       150,000   Albany, NY IDA (Brighter Choice Charter School)                          5.000     04/01/2032            141,219
---------------------------------------------------------------------------------------------------------------------------------
       100,000   Albany, NY IDA (Brighter Choice Charter School)                          5.000     04/01/2037             93,224
---------------------------------------------------------------------------------------------------------------------------------
    14,500,000   Albany, NY IDA (Charitable Leadership)                                   5.750     07/01/2026         14,558,435
---------------------------------------------------------------------------------------------------------------------------------
     1,000,000   Albany, NY IDA (Charitable Leadership)                                   6.000     07/01/2019          1,023,550
---------------------------------------------------------------------------------------------------------------------------------
       100,000   Albany, NY IDA (New Covenant Charter School)                             7.000     05/01/2025             84,226
---------------------------------------------------------------------------------------------------------------------------------
     1,140,000   Albany, NY IDA (Sage Colleges)                                           5.250     04/01/2019          1,161,820
---------------------------------------------------------------------------------------------------------------------------------
       500,000   Albany, NY IDA (Sage Colleges)                                           5.300     04/01/2029            505,280
---------------------------------------------------------------------------------------------------------------------------------
       100,000   Albany, NY Municipal Water Finance Authority                             5.000     12/01/2033            100,759
---------------------------------------------------------------------------------------------------------------------------------
        10,000   Albany, NY Parking Authority                                             5.625     07/15/2025             10,399
---------------------------------------------------------------------------------------------------------------------------------
        30,000   Allegany County, NY IDA (Houghton College)                               5.250     01/15/2024             30,282
---------------------------------------------------------------------------------------------------------------------------------
       100,000   Amherst, NY Ice Rink Acquisition                                         5.500     12/01/2019            101,341
---------------------------------------------------------------------------------------------------------------------------------
     1,375,000   Amherst, NY IDA (Beechwood Health Care Center)                           5.200     01/01/2040          1,230,391
---------------------------------------------------------------------------------------------------------------------------------
        50,000   Bethlehem, NY IDA (American Hsg. Foundation)                             6.875     06/01/2039             53,795
---------------------------------------------------------------------------------------------------------------------------------
     5,895,000   Brookhaven, NY IDA (Alternatives for Children)                           7.550     02/01/2033          6,216,395
---------------------------------------------------------------------------------------------------------------------------------
     9,235,000   Brookhaven, NY IDA (Dowling College)                                     6.750     11/01/2032          9,774,232
---------------------------------------------------------------------------------------------------------------------------------
       350,000   Broome County, NY IDA (University Plaza)                                 5.200     08/01/2030            347,431
---------------------------------------------------------------------------------------------------------------------------------
       250,000   Broome County, NY IDA (University Plaza)                                 5.200     08/01/2036            245,403
---------------------------------------------------------------------------------------------------------------------------------
       300,000   Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)                    5.750     11/01/2030            297,747
---------------------------------------------------------------------------------------------------------------------------------
        25,000   Canandaigua & Bristol, NY GO                                             5.000     12/15/2027             25,483
---------------------------------------------------------------------------------------------------------------------------------
        30,000   Canandaigua & Bristol, NY GO                                             5.000     12/15/2028             30,470
---------------------------------------------------------------------------------------------------------------------------------
        30,000   Canandaigua & Bristol, NY GO                                             5.000     12/15/2029             30,466
---------------------------------------------------------------------------------------------------------------------------------
        30,000   Canandaigua & Bristol, NY GO                                             5.000     12/15/2030             30,345
---------------------------------------------------------------------------------------------------------------------------------
        35,000   Canandaigua & Bristol, NY GO                                             5.000     12/15/2031             35,262
---------------------------------------------------------------------------------------------------------------------------------
        35,000   Canandaigua & Bristol, NY GO                                             5.000     12/15/2032             35,181
---------------------------------------------------------------------------------------------------------------------------------
        35,000   Canandaigua & Bristol, NY GO                                             5.000     12/15/2033             35,178
---------------------------------------------------------------------------------------------------------------------------------
        40,000   Canandaigua & Bristol, NY GO                                             5.000     12/15/2034             40,143
---------------------------------------------------------------------------------------------------------------------------------
        40,000   Canandaigua & Bristol, NY GO                                             5.000     12/15/2035             40,140
---------------------------------------------------------------------------------------------------------------------------------
        45,000   Canandaigua & Bristol, NY GO                                             5.000     12/15/2036             45,086
---------------------------------------------------------------------------------------------------------------------------------
        45,000   Canandaigua & Bristol, NY GO                                             5.000     12/15/2037             45,014
---------------------------------------------------------------------------------------------------------------------------------
        50,000   Canandaigua & Bristol, NY GO                                             5.000     12/15/2038             50,008
---------------------------------------------------------------------------------------------------------------------------------
        50,000   Canandaigua & Bristol, NY GO                                             5.000     12/15/2039             49,996
---------------------------------------------------------------------------------------------------------------------------------
        55,000   Canandaigua & Bristol, NY GO                                             5.000     12/15/2040             54,978
---------------------------------------------------------------------------------------------------------------------------------
        55,000   Canandaigua & Bristol, NY GO                                             5.000     12/15/2041             54,951


                  25 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

     PRINCIPAL                                                                                                              VALUE
        AMOUNT                                                                           COUPON       MATURITY         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$       60,000   Canandaigua & Bristol, NY GO                                             5.000%    12/15/2042     $       59,926
---------------------------------------------------------------------------------------------------------------------------------
        85,000   Cattaraugus County, NY IDA (Olean General Hospital)                      5.250     08/01/2023             86,780
---------------------------------------------------------------------------------------------------------------------------------
       500,000   Cattaraugus County, NY IDA (St. Bonaventure University)                  5.000     05/01/2023            495,970
---------------------------------------------------------------------------------------------------------------------------------
       620,000   Cattaraugus County, NY IDA (St. Bonaventure University)                  5.100     05/01/2031            605,424
---------------------------------------------------------------------------------------------------------------------------------
     1,650,000   Cayuga County, NY COP (Auburn Memorial Hospital)                         6.000     01/01/2021          1,652,112
---------------------------------------------------------------------------------------------------------------------------------
        90,000   Chautauqua, NY Utility District                                          5.000     06/01/2022             93,426
---------------------------------------------------------------------------------------------------------------------------------
       100,000   Chautauqua, NY Utility District                                          5.000     06/01/2024            103,153
---------------------------------------------------------------------------------------------------------------------------------
       110,000   Chautauqua, NY Utility District                                          5.000     06/01/2026            112,597
---------------------------------------------------------------------------------------------------------------------------------
     1,700,000   Clarence, NY IDA (Bristol Village)                                       6.000     01/20/2044          1,837,768
---------------------------------------------------------------------------------------------------------------------------------
       105,000   Coeymans, NY Fire District                                               5.000     10/15/2019            110,485
---------------------------------------------------------------------------------------------------------------------------------
       105,000   Coeymans, NY Fire District                                               5.000     10/15/2020            110,136
---------------------------------------------------------------------------------------------------------------------------------
       110,000   Coeymans, NY Fire District                                               5.000     10/15/2021            114,923
---------------------------------------------------------------------------------------------------------------------------------
       115,000   Coeymans, NY Fire District                                               5.000     10/15/2022            119,750
---------------------------------------------------------------------------------------------------------------------------------
       125,000   Coeymans, NY Fire District                                               5.000     10/15/2023            129,819
---------------------------------------------------------------------------------------------------------------------------------
       130,000   Coeymans, NY Fire District                                               5.000     10/15/2024            134,567
---------------------------------------------------------------------------------------------------------------------------------
       135,000   Coeymans, NY Fire District                                               5.000     10/15/2025            139,374
---------------------------------------------------------------------------------------------------------------------------------
       140,000   Coeymans, NY Fire District                                               5.000     10/15/2026            144,060
---------------------------------------------------------------------------------------------------------------------------------
        15,000   Deerfield, NY GO                                                         5.500     06/15/2021             15,909
---------------------------------------------------------------------------------------------------------------------------------
        15,000   Deerfield, NY GO                                                         5.500     06/15/2022             15,843
---------------------------------------------------------------------------------------------------------------------------------
        15,000   Deerfield, NY GO                                                         5.500     06/15/2023             15,800
---------------------------------------------------------------------------------------------------------------------------------
        15,000   Deerfield, NY GO                                                         5.500     06/15/2024             15,840
---------------------------------------------------------------------------------------------------------------------------------
        20,000   Deerfield, NY GO                                                         5.500     06/15/2025             21,032
---------------------------------------------------------------------------------------------------------------------------------
        20,000   Deerfield, NY GO                                                         5.600     06/15/2026             20,946
---------------------------------------------------------------------------------------------------------------------------------
        20,000   Deerfield, NY GO                                                         5.600     06/15/2027             20,914
---------------------------------------------------------------------------------------------------------------------------------
        20,000   Deerfield, NY GO                                                         5.600     06/15/2028             20,842
---------------------------------------------------------------------------------------------------------------------------------
        25,000   Deerfield, NY GO                                                         5.600     06/15/2029             26,002
---------------------------------------------------------------------------------------------------------------------------------
        25,000   Deerfield, NY GO                                                         5.600     06/15/2030             25,913
---------------------------------------------------------------------------------------------------------------------------------
        25,000   Deerfield, NY GO                                                         5.600     06/15/2031             25,824
---------------------------------------------------------------------------------------------------------------------------------
        25,000   Deerfield, NY GO                                                         5.600     06/15/2032             25,799
---------------------------------------------------------------------------------------------------------------------------------
        30,000   Deerfield, NY GO                                                         5.600     06/15/2033             30,925
---------------------------------------------------------------------------------------------------------------------------------
        30,000   Deerfield, NY GO                                                         5.600     06/15/2034             30,906
---------------------------------------------------------------------------------------------------------------------------------
        30,000   Deerfield, NY GO                                                         5.600     06/15/2035             30,883
---------------------------------------------------------------------------------------------------------------------------------
        35,000   Deerfield, NY GO                                                         5.600     06/15/2036             36,005
---------------------------------------------------------------------------------------------------------------------------------
    55,460,000   Dutchess County, NY IDA (Bard College)                                   5.000     08/01/2046         55,824,927
---------------------------------------------------------------------------------------------------------------------------------
     1,000,000   Dutchess County, NY IDA (Elant Fishkill)                                 5.250     01/01/2037            945,710
---------------------------------------------------------------------------------------------------------------------------------
     1,840,000   East Rochester, NY Hsg. Authority (St. John's Meadows)                   5.000     02/15/2047          1,848,924
---------------------------------------------------------------------------------------------------------------------------------
       500,000   Erie County, NY IDA (Charter School Applied Tech)                        6.875     06/01/2035            522,925
---------------------------------------------------------------------------------------------------------------------------------
     1,200,000   Erie County, NY IDA (DePaul Properties)                                  5.750     09/01/2028          1,086,984
---------------------------------------------------------------------------------------------------------------------------------
       170,000   Erie County, NY IDA (DePaul Properties)                                  6.500     09/01/2018            170,714


                  26 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

     PRINCIPAL                                                                                                              VALUE
        AMOUNT                                                                           COUPON       MATURITY         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    5,600,000   Erie County, NY IDA (Medaille College)                                   7.625%    04/01/2035     $    6,216,280
---------------------------------------------------------------------------------------------------------------------------------
       750,000   Erie County, NY IDA (Orchard Park)                                       6.000     11/15/2036            736,770
---------------------------------------------------------------------------------------------------------------------------------
     9,125,000   Erie County, NY IDA (The Episcopal Church Home)                          5.875     02/01/2018          9,193,438
---------------------------------------------------------------------------------------------------------------------------------
    10,095,000   Erie County, NY IDA (The Episcopal Church Home)                          6.000     02/01/2028         10,138,812
---------------------------------------------------------------------------------------------------------------------------------
    23,800,000   Erie County, NY Tobacco Asset Securitization Corp. 1                     5.000     06/01/2045         22,003,219
---------------------------------------------------------------------------------------------------------------------------------
    30,000,000   Erie County, NY Tobacco Asset Securitization Corp.                       7.029 2   06/01/2055            850,500
---------------------------------------------------------------------------------------------------------------------------------
       100,000   Essex County, NY IDA (North Country Community
                 College Foundation)                                                      5.000     06/01/2020            100,151
---------------------------------------------------------------------------------------------------------------------------------
       130,000   Essex County, NY IDA (North Country Community
                 College Foundation)                                                      5.200     06/01/2025            129,886
---------------------------------------------------------------------------------------------------------------------------------
       110,000   Essex County, NY IDA (North Country Community
                 College Foundation)                                                      5.300     06/01/2035            108,966
---------------------------------------------------------------------------------------------------------------------------------
       175,000   Franklin County, NY IDA (North Country Community
                 College Foundation)                                                      5.200     06/01/2025            174,846
---------------------------------------------------------------------------------------------------------------------------------
       815,000   Genesee County, NY IDA (United Memorial
                 Medical Center)                                                          5.000     12/01/2027            765,171
---------------------------------------------------------------------------------------------------------------------------------
     3,750,000   Geneva, NY IDA (Hobart & William Smith Colleges)                         5.375     02/01/2033          3,901,313
---------------------------------------------------------------------------------------------------------------------------------
        75,000   Hempstead Village, NY GO                                                 5.000     09/15/2024             75,294
---------------------------------------------------------------------------------------------------------------------------------
        70,000   Hempstead Village, NY GO                                                 5.000     09/15/2025             70,124
---------------------------------------------------------------------------------------------------------------------------------
        70,000   Hempstead Village, NY GO                                                 5.000     09/15/2026             70,024
---------------------------------------------------------------------------------------------------------------------------------
        50,000   Hempstead, NY IDA (Hofstra University)                                   5.000     07/01/2033             50,319
---------------------------------------------------------------------------------------------------------------------------------
     5,290,000   Hempstead, NY IDA (WORCA)                                                6.900     08/01/2033          5,397,123
---------------------------------------------------------------------------------------------------------------------------------
       880,000   Herkimer County, NY IDA (Folts Adult Home)                               5.500     03/20/2040            954,325
---------------------------------------------------------------------------------------------------------------------------------
     1,790,000   Herkimer County, NY IDA (Herkimer County
                 College Foundation) 3                                                    6.250     08/01/2034          1,873,862
---------------------------------------------------------------------------------------------------------------------------------
     3,000,000   Hudson Yards, NY Infrastructure Corp                                     5.000     02/15/2047          3,089,280
---------------------------------------------------------------------------------------------------------------------------------
     5,000,000   Hudson Yards, NY Infrastructure Corp. 1                                  4.500     02/15/2047          4,993,962
---------------------------------------------------------------------------------------------------------------------------------
     6,000,000   Hudson Yards, NY Infrastructure Corp. 1                                  5.000     02/15/2047          5,992,755
---------------------------------------------------------------------------------------------------------------------------------
    24,685,000   Hudson Yards, NY Infrastructure Corp.                                    5.000     02/15/2047         25,080,947
---------------------------------------------------------------------------------------------------------------------------------
     2,420,000   Islip, NY IDA (United Cerebral Palsy Assoc.) 4                           6.250     12/01/2031          2,339,898
---------------------------------------------------------------------------------------------------------------------------------
       280,000   Islip, NY IDA (United Cerebral Palsy Assoc.)                             6.250     12/01/2031            270,732
---------------------------------------------------------------------------------------------------------------------------------
     4,405,000   L.I. NY Power Authority, Series A                                        5.125     09/01/2029          4,502,086
---------------------------------------------------------------------------------------------------------------------------------
    23,000,000   L.I. NY Power Authority, Series C 1                                      5.000     09/01/2033         23,537,510
---------------------------------------------------------------------------------------------------------------------------------
     8,500,000   L.I. NY Power Authority, Series C                                        5.000     09/01/2035          8,668,300
---------------------------------------------------------------------------------------------------------------------------------
     1,000,000   Lyons, NY Community Health Initiatives Corp.                             5.550     09/01/2024          1,049,040
---------------------------------------------------------------------------------------------------------------------------------
        10,000   Monroe County, NY GO                                                     5.000     06/01/2016             10,108
---------------------------------------------------------------------------------------------------------------------------------
        10,000   Monroe County, NY IDA (Cloverwood Senior Living)                         6.000     05/01/2013              9,590
---------------------------------------------------------------------------------------------------------------------------------
       200,000   Monroe County, NY IDA (Rochester Institute
                 of Technology)                                                           5.250     04/01/2019            201,814
---------------------------------------------------------------------------------------------------------------------------------
       525,000   Monroe County, NY IDA (Rochester Institute
                 of Technology)                                                           5.375     04/01/2029            526,990


                  27 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

     PRINCIPAL                                                                                                              VALUE
        AMOUNT                                                                           COUPON       MATURITY         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      200,000   Monroe County, NY IDA (Summit at Brighton)                               5.375%    07/01/2032     $      185,544
---------------------------------------------------------------------------------------------------------------------------------
       400,000   Monroe County, NY IDA (Summit at Brighton)                               5.500     07/01/2027            384,820
---------------------------------------------------------------------------------------------------------------------------------
   302,900,000   Monroe County, NY Tobacco Asset
                 Securitization Corp. (TASC)                                              7.701 2   06/01/2061          5,294,692
---------------------------------------------------------------------------------------------------------------------------------
     4,000,000   Monroe, NY Newpower Corp.                                                5.500     01/01/2034          4,010,320
---------------------------------------------------------------------------------------------------------------------------------
     1,000,000   Monroe, NY Newpower Corp.                                                5.625     01/01/2026          1,018,080
---------------------------------------------------------------------------------------------------------------------------------
     1,510,000   Montgomery County, NY IDA (HFM Boces)                                    5.000     07/01/2034          1,548,520
---------------------------------------------------------------------------------------------------------------------------------
       225,000   Nassau County, NY Bridge Authority                                       5.500     10/01/2019            229,862
---------------------------------------------------------------------------------------------------------------------------------
       545,000   Nassau County, NY IDA (ALIA-ACDS)                                        6.125     09/01/2018            556,876
---------------------------------------------------------------------------------------------------------------------------------
     2,020,000   Nassau County, NY IDA (ALIA-AP)                                          7.000     09/01/2028          2,111,021
---------------------------------------------------------------------------------------------------------------------------------
       760,000   Nassau County, NY IDA (ALIA-CMA)                                         6.125     09/01/2018            774,372
---------------------------------------------------------------------------------------------------------------------------------
       840,000   Nassau County, NY IDA (ALIA-CSMR)                                        6.125     09/01/2018            855,884
---------------------------------------------------------------------------------------------------------------------------------
       545,000   Nassau County, NY IDA (ALIA-EFLI)                                        6.125     09/01/2018            555,306
---------------------------------------------------------------------------------------------------------------------------------
       435,000   Nassau County, NY IDA (ALIA-HAII)                                        6.125     09/01/2018            443,226
---------------------------------------------------------------------------------------------------------------------------------
       505,000   Nassau County, NY IDA (ALIA-NCMRS)                                       6.125     09/01/2018            514,550
---------------------------------------------------------------------------------------------------------------------------------
     2,695,000   Nassau County, NY IDA (Hispanic Counseling Center)                       7.625     06/01/2033          2,774,044
---------------------------------------------------------------------------------------------------------------------------------
        75,000   Nassau County, NY IDA, Series A-A                                        6.000     07/02/2021             74,547
---------------------------------------------------------------------------------------------------------------------------------
       840,000   Nassau County, NY IDA, Series A-B                                        6.000     07/01/2021            834,926
---------------------------------------------------------------------------------------------------------------------------------
        60,000   Nassau County, NY IDA, Series A-C                                        6.000     07/01/2021             59,638
---------------------------------------------------------------------------------------------------------------------------------
        75,000   Nassau County, NY IDA, Series A-D                                        6.000     07/01/2021             74,547
---------------------------------------------------------------------------------------------------------------------------------
    22,020,000   Nassau County, NY Tobacco Settlement Corp.                               5.125     06/01/2046         20,768,163
---------------------------------------------------------------------------------------------------------------------------------
    85,990,000   Nassau County, NY Tobacco Settlement Corp.                               6.151 2   06/01/2046          6,991,847
---------------------------------------------------------------------------------------------------------------------------------
    35,000,000   Nassau County, NY Tobacco Settlement Corp.                               6.629 2   06/01/2060            880,250
---------------------------------------------------------------------------------------------------------------------------------
     6,000,000   Nassau County, NY Tobacco Settlement Corp. (TASC)                        5.000     06/01/2035          5,644,500
---------------------------------------------------------------------------------------------------------------------------------
       115,000   New Hartford, NY GO                                                      5.000     09/15/2022            117,609
---------------------------------------------------------------------------------------------------------------------------------
     2,500,000   Niagara County, NY IDA (American Ref-Fuel Company)                       5.550     11/15/2024          2,574,475
---------------------------------------------------------------------------------------------------------------------------------
     1,000,000   Niagara County, NY IDA (Niagara Falls Memorial
                 Medical Center)                                                          5.250     06/01/2018            976,000
---------------------------------------------------------------------------------------------------------------------------------
       500,000   Niagara County, NY Tobacco Asset Securitization Corp.                    6.250     05/15/2034            516,045
---------------------------------------------------------------------------------------------------------------------------------
       285,000   Niagara County, NY Tobacco Asset Securitization Corp.                    6.250     05/15/2040            293,199
---------------------------------------------------------------------------------------------------------------------------------
        20,000   Niagara County, NY Tobacco Asset
                 Securitization Corp. (TASC)                                              5.500     05/15/2019             20,276
---------------------------------------------------------------------------------------------------------------------------------
       100,000   North Hempstead, NY Public Improvement, Series A                         5.375     05/15/2015            100,229
---------------------------------------------------------------------------------------------------------------------------------
    20,000,000   NY Convention Center Devel. Corp. (Hotel Unit Fee) 3                     5.000     11/15/2044         20,464,200
---------------------------------------------------------------------------------------------------------------------------------
     1,185,000   NY Counties Tobacco Trust I                                              6.500     06/01/2035          1,231,274
---------------------------------------------------------------------------------------------------------------------------------
    14,650,000   NY Counties Tobacco Trust II (TASC)                                      5.625     06/01/2035         14,774,379
---------------------------------------------------------------------------------------------------------------------------------
        20,000   NY Counties Tobacco Trust II (TASC)                                      5.750     06/01/2043             20,231
---------------------------------------------------------------------------------------------------------------------------------
     5,120,000   NY Counties Tobacco Trust III 3                                          6.000     06/01/2043          5,251,635
---------------------------------------------------------------------------------------------------------------------------------
       850,000   NY Counties Tobacco Trust IV                                             5.000     06/01/2038            797,445
---------------------------------------------------------------------------------------------------------------------------------
     5,900,000   NY Counties Tobacco Trust IV (TASC) 1                                    5.000     06/01/2042          5,466,379


                  28 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

     PRINCIPAL                                                                                                              VALUE
        AMOUNT                                                                           COUPON       MATURITY         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    3,500,000   NY Counties Tobacco Trust IV (TASC)                                      0.000% 5  06/01/2041     $    3,075,170
---------------------------------------------------------------------------------------------------------------------------------
     8,900,000   NY Counties Tobacco Trust IV (TASC) 3                                    5.000     06/01/2045          8,221,464
---------------------------------------------------------------------------------------------------------------------------------
     3,500,000   NY Counties Tobacco Trust IV (TASC)                                      6.650     06/01/2041            511,035
---------------------------------------------------------------------------------------------------------------------------------
    84,200,000   NY Counties Tobacco Trust V                                              6.850 2   06/01/2055          3,004,256
---------------------------------------------------------------------------------------------------------------------------------
   334,000,000   NY Counties Tobacco Trust V                                              7.850 2   06/01/2060          5,911,800
---------------------------------------------------------------------------------------------------------------------------------
    20,420,000   NY MTA Service Contract, Series A                                        5.125     01/01/2029         21,093,043
---------------------------------------------------------------------------------------------------------------------------------
    30,000,000   NY MTA, Series A 1                                                       5.000     11/15/2031         31,009,200
---------------------------------------------------------------------------------------------------------------------------------
    13,840,000   NY MTA, Series A 1                                                       5.125     11/15/2031         14,215,618
---------------------------------------------------------------------------------------------------------------------------------
    10,385,000   NY MTA, Series A                                                         5.000     11/15/2031         10,734,351
---------------------------------------------------------------------------------------------------------------------------------
     4,470,000   NY MTA, Series B                                                         5.000     11/15/2031          4,612,861
---------------------------------------------------------------------------------------------------------------------------------
    20,000,000   NY MTA, Series F                                                         5.000     11/15/2030         20,680,400
---------------------------------------------------------------------------------------------------------------------------------
     4,720,000   NY MTA, Series F                                                         5.000     11/15/2035          4,844,986
---------------------------------------------------------------------------------------------------------------------------------
     1,680,000   NY Seneca Nation Indians Capital Improvements                            5.000     12/01/2023          1,607,290
---------------------------------------------------------------------------------------------------------------------------------
        50,000   NY Tobacco Settlement Financing Corp. (TASC)                             5.250     06/01/2012             50,073
---------------------------------------------------------------------------------------------------------------------------------
    10,000,000   NY Triborough Bridge & Tunnel Authority 1                                5.250     11/15/2023         10,636,150
---------------------------------------------------------------------------------------------------------------------------------
        25,000   NY Triborough Bridge & Tunnel Authority                                  5.000     01/01/2020             25,855
---------------------------------------------------------------------------------------------------------------------------------
    10,240,000   NY Triborough Bridge & Tunnel Authority, Series B 1                      5.000     11/15/2027         10,530,765
---------------------------------------------------------------------------------------------------------------------------------
    64,340,000   NY Triborough Bridge & Tunnel Authority, Series B 1                      5.000     11/15/2032         66,167,256
---------------------------------------------------------------------------------------------------------------------------------
    18,200,000   NY Triborough Bridge & Tunnel Authority, Series B 1                      5.125     11/15/2029         19,016,816
---------------------------------------------------------------------------------------------------------------------------------
     3,930,000   NY TSASC, Inc. (TFABs)                                                   4.750     06/01/2022          3,759,477
---------------------------------------------------------------------------------------------------------------------------------
    78,830,000   NY TSASC, Inc. (TFABs)                                                   5.000     06/01/2034         74,234,999
---------------------------------------------------------------------------------------------------------------------------------
   125,420,000   NY TSASC, Inc. (TFABs)                                                   5.125     06/01/2042        118,531,934
---------------------------------------------------------------------------------------------------------------------------------
    35,455,000   NY TSASC, Inc. (TFABs)                                                   5.750     07/15/2032         38,808,334
---------------------------------------------------------------------------------------------------------------------------------
    20,000,000   NYC GO 1                                                                 5.000     08/01/2021         20,950,100
---------------------------------------------------------------------------------------------------------------------------------
        35,000   NYC GO                                                                   5.000     08/01/2022             35,414
---------------------------------------------------------------------------------------------------------------------------------
       500,000   NYC GO                                                                   5.000     03/01/2023            518,330
---------------------------------------------------------------------------------------------------------------------------------
     1,000,000   NYC GO 3                                                                 5.000     03/01/2024          1,033,460
---------------------------------------------------------------------------------------------------------------------------------
     1,185,000   NYC GO                                                                   5.000     08/01/2025          1,226,179
---------------------------------------------------------------------------------------------------------------------------------
     1,500,000   NYC GO                                                                   5.000     01/01/2026          1,556,745
---------------------------------------------------------------------------------------------------------------------------------
       800,000   NYC GO                                                                   5.000     04/01/2026            828,304
---------------------------------------------------------------------------------------------------------------------------------
     1,500,000   NYC GO                                                                   5.000     08/01/2026          1,549,500
---------------------------------------------------------------------------------------------------------------------------------
       400,000   NYC GO                                                                   5.000     08/01/2027            413,336
---------------------------------------------------------------------------------------------------------------------------------
       355,000   NYC GO                                                                   5.000     10/15/2027            381,888
---------------------------------------------------------------------------------------------------------------------------------
       665,000   NYC GO                                                                   5.000     10/15/2027            682,948
---------------------------------------------------------------------------------------------------------------------------------
       250,000   NYC GO                                                                   5.000     08/01/2028            257,810
---------------------------------------------------------------------------------------------------------------------------------
     4,000,000   NYC GO                                                                   5.000     11/01/2028          4,114,000
---------------------------------------------------------------------------------------------------------------------------------
       885,000   NYC GO                                                                   5.000     06/01/2029            911,630
---------------------------------------------------------------------------------------------------------------------------------
     1,000,000   NYC GO                                                                   5.000     06/01/2030          1,024,780
---------------------------------------------------------------------------------------------------------------------------------
       240,000   NYC GO                                                                   5.000     08/01/2030            246,274


                  29 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

     PRINCIPAL                                                                                                              VALUE
        AMOUNT                                                                           COUPON       MATURITY         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    7,000,000   NYC GO                                                                   5.000%    11/01/2034     $    7,142,030
---------------------------------------------------------------------------------------------------------------------------------
     3,000,000   NYC GO                                                                   5.000     03/01/2035          3,058,590
---------------------------------------------------------------------------------------------------------------------------------
     3,750,000   NYC GO                                                                   5.000     04/01/2035          3,824,025
---------------------------------------------------------------------------------------------------------------------------------
       585,000   NYC GO                                                                   5.000     08/01/2035            596,940
---------------------------------------------------------------------------------------------------------------------------------
         5,000   NYC GO                                                                   5.250     08/01/2020              5,055
---------------------------------------------------------------------------------------------------------------------------------
        20,000   NYC GO                                                                   5.250     08/01/2024             20,282
---------------------------------------------------------------------------------------------------------------------------------
        10,000   NYC GO                                                                   5.300     01/15/2026             10,490
---------------------------------------------------------------------------------------------------------------------------------
        10,000   NYC GO                                                                   5.375     08/01/2027             10,222
---------------------------------------------------------------------------------------------------------------------------------
        10,000   NYC GO                                                                   5.375     11/15/2027             10,117
---------------------------------------------------------------------------------------------------------------------------------
       100,000   NYC GO                                                                   5.500     08/01/2010            101,148
---------------------------------------------------------------------------------------------------------------------------------
     1,255,000   NYC GO                                                                   5.500     06/01/2022          1,376,672
---------------------------------------------------------------------------------------------------------------------------------
        45,000   NYC GO                                                                   5.500     06/01/2022             47,889
---------------------------------------------------------------------------------------------------------------------------------
        75,000   NYC GO                                                                   5.875     08/01/2019             82,768
---------------------------------------------------------------------------------------------------------------------------------
       680,000   NYC GO                                                                   5.875     08/01/2019            737,134
---------------------------------------------------------------------------------------------------------------------------------
        20,000   NYC GO                                                                   6.000     05/15/2008             20,039
---------------------------------------------------------------------------------------------------------------------------------
        45,000   NYC GO                                                                   6.000     05/15/2022             45,078
---------------------------------------------------------------------------------------------------------------------------------
         5,000   NYC GO                                                                   7.500     02/01/2019              5,015
---------------------------------------------------------------------------------------------------------------------------------
       200,000   NYC GO PRAMS                                                             0.000 5   11/15/2037            200,010
---------------------------------------------------------------------------------------------------------------------------------
     2,500,000   NYC HDC (De Sales Assisted Living Devel.) 3                              5.125     11/01/2018          2,559,750
---------------------------------------------------------------------------------------------------------------------------------
     1,342,682   NYC HDC (Keith Plaza)                                                    6.500     02/15/2018          1,344,844
---------------------------------------------------------------------------------------------------------------------------------
       750,000   NYC HDC (Multifamily Hsg.)                                               4.750     11/01/2035            750,218
---------------------------------------------------------------------------------------------------------------------------------
     1,000,000   NYC HDC (Multifamily Hsg.)                                               5.250     11/01/2030          1,035,120
---------------------------------------------------------------------------------------------------------------------------------
     2,000,000   NYC HDC (Multifamily Hsg.)                                               5.250     11/01/2031          2,034,960
---------------------------------------------------------------------------------------------------------------------------------
       250,000   NYC HDC (Multifamily Hsg.), Series E                                     6.250     05/01/2036            261,595
---------------------------------------------------------------------------------------------------------------------------------
     1,680,000   NYC HDC (Multifamily Hsg.), Series E-1 3                                 4.950     11/01/2033          1,715,683
---------------------------------------------------------------------------------------------------------------------------------
       100,000   NYC Health & Hospital Corp.                                              5.375     02/15/2026            102,361
---------------------------------------------------------------------------------------------------------------------------------
     1,975,000   NYC Health & Hospital Corp. 3                                            5.450     02/15/2026          2,027,654
---------------------------------------------------------------------------------------------------------------------------------
     1,465,000   NYC IDA (American Council of Learned Societies)                          5.250     07/01/2027          1,518,150
---------------------------------------------------------------------------------------------------------------------------------
     2,760,000   NYC IDA (Beth Abraham Health Services)                                   6.500     02/15/2022          2,856,131
---------------------------------------------------------------------------------------------------------------------------------
       500,000   NYC IDA (Beth Abraham Health Services)                                   6.500     11/15/2027            529,310
---------------------------------------------------------------------------------------------------------------------------------
     2,100,000   NYC IDA (Beth Abraham Health Services)                                   6.500     11/15/2034          2,209,326
---------------------------------------------------------------------------------------------------------------------------------
     6,000,000   NYC IDA (Calhoun School)                                                 6.625     12/01/2034          6,447,780
---------------------------------------------------------------------------------------------------------------------------------
       500,000   NYC IDA (Calhoun School)                                                 6.625     12/01/2034            542,460
---------------------------------------------------------------------------------------------------------------------------------
       960,000   NYC IDA (Center for Elimination of Family Violence)                      7.375     11/01/2036          1,023,686
---------------------------------------------------------------------------------------------------------------------------------
       840,000   NYC IDA (Center for Nursing/Rehabilitation)                              5.375     08/01/2027            800,554
---------------------------------------------------------------------------------------------------------------------------------
       245,000   NYC IDA (Center for Nursing/Rehabilitation)                              5.375     08/01/2027            233,495
---------------------------------------------------------------------------------------------------------------------------------
     3,240,000   NYC IDA (Chapin School)                                                  5.000     11/01/2038          2,943,313
---------------------------------------------------------------------------------------------------------------------------------
     3,755,000   NYC IDA (Community Resource Developmentally Disabled)                    7.500     08/01/2026          3,797,018
---------------------------------------------------------------------------------------------------------------------------------
       150,000   NYC IDA (Comprehensive Care Management)                                  6.000     05/01/2026            151,416


                  30 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

     PRINCIPAL                                                                                                              VALUE
        AMOUNT                                                                           COUPON       MATURITY         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      350,000   NYC IDA (Comprehensive Care Management)                                  6.125%    11/01/2035     $      353,133
---------------------------------------------------------------------------------------------------------------------------------
       980,000   NYC IDA (Eger Harbor House)                                              5.875     05/20/2044          1,074,325
---------------------------------------------------------------------------------------------------------------------------------
       725,000   NYC IDA (Family Support Systems)                                         7.500     11/01/2034            734,382
---------------------------------------------------------------------------------------------------------------------------------
     1,530,000   NYC IDA (Gateway School of New York)                                     5.550     06/01/2039          1,481,346
---------------------------------------------------------------------------------------------------------------------------------
       220,000   NYC IDA (Global Country World Peace)                                     7.250     11/01/2025            216,801
---------------------------------------------------------------------------------------------------------------------------------
       170,000   NYC IDA (Global Country World Peace)                                     7.250     11/01/2025            167,528
---------------------------------------------------------------------------------------------------------------------------------
     1,825,000   NYC IDA (Guttmacher Institute)                                           5.750     12/01/2036          1,739,353
---------------------------------------------------------------------------------------------------------------------------------
       805,000   NYC IDA (Independent Living Assoc.)                                      6.200     07/01/2020            800,701
---------------------------------------------------------------------------------------------------------------------------------
     9,610,000   NYC IDA (Liberty-7 World Trade Center)                                   6.250     03/01/2015         10,050,330
---------------------------------------------------------------------------------------------------------------------------------
       500,000   NYC IDA (Liberty-7 World Trade Center) 4                                 6.750     03/01/2015            526,310
---------------------------------------------------------------------------------------------------------------------------------
    12,050,000   NYC IDA (Liberty-IAC/Interactive Corp.)                                  5.000     09/01/2035         11,507,148
---------------------------------------------------------------------------------------------------------------------------------
     3,700,000   NYC IDA (Lycee Francais De New York)                                     5.375     06/01/2023          3,753,058
---------------------------------------------------------------------------------------------------------------------------------
     4,000,000   NYC IDA (Lycee Francais De New York)                                     6.800     06/01/2028          4,301,400
---------------------------------------------------------------------------------------------------------------------------------
       420,000   NYC IDA (Manhattan Community Access Corp.)                               6.000     12/01/2036            402,784
---------------------------------------------------------------------------------------------------------------------------------
       330,000   NYC IDA (Metropolitan College of New York)                               5.750     03/01/2020            321,001
---------------------------------------------------------------------------------------------------------------------------------
     2,300,000   NYC IDA (Montefiore Medical Center Corp.)                                5.125     11/01/2035          2,332,016
---------------------------------------------------------------------------------------------------------------------------------
     6,510,000   NYC IDA (Mount St. Vincent) 3                                            5.250     06/01/2036          6,563,512
---------------------------------------------------------------------------------------------------------------------------------
     1,375,000   NYC IDA (Polytechnic University)                                         5.250     11/01/2027          1,385,106
---------------------------------------------------------------------------------------------------------------------------------
     1,200,000   NYC IDA (Polytechnic University)                                         5.250     11/01/2037          1,184,736
---------------------------------------------------------------------------------------------------------------------------------
     1,380,000   NYC IDA (PSCH)                                                           6.375     07/01/2033          1,444,474
---------------------------------------------------------------------------------------------------------------------------------
       750,000   NYC IDA (Reece School)                                                   7.500     12/01/2037            745,965
---------------------------------------------------------------------------------------------------------------------------------
       295,000   NYC IDA (Reece School)                                                   7.500     12/01/2037            293,413
---------------------------------------------------------------------------------------------------------------------------------
     1,465,000   NYC IDA (Staten Island University Hospital)                              6.450     07/01/2032          1,497,347
---------------------------------------------------------------------------------------------------------------------------------
       756,500   NYC IDA (Studio School)                                                  7.000     11/01/2038            731,914
---------------------------------------------------------------------------------------------------------------------------------
     6,020,000   NYC IDA (The Child School)                                               7.550     06/01/2033          6,378,792
---------------------------------------------------------------------------------------------------------------------------------
       995,000   NYC IDA (Tides Two Rivers Foundation)                                    5.650     12/01/2039            968,045
---------------------------------------------------------------------------------------------------------------------------------
    15,460,000   NYC IDA (Touro College)                                                  6.350     06/01/2029         15,971,262
---------------------------------------------------------------------------------------------------------------------------------
     3,560,000   NYC IDA (Unicef)                                                         5.300     11/01/2038          3,410,658
---------------------------------------------------------------------------------------------------------------------------------
     5,600,000   NYC IDA (Urban Resource Institute)                                       7.375     11/01/2033          5,838,280
---------------------------------------------------------------------------------------------------------------------------------
       785,000   NYC IDA (Vaughn College Aeronautics)                                     5.000     12/01/2021            748,505
---------------------------------------------------------------------------------------------------------------------------------
       310,000   NYC IDA (Vaughn College Aeronautics)                                     5.000     12/01/2021            295,588
---------------------------------------------------------------------------------------------------------------------------------
       150,000   NYC IDA (Vaughn College Aeronautics)                                     5.000     12/01/2028            136,398
---------------------------------------------------------------------------------------------------------------------------------
       360,000   NYC IDA (Vaughn College Aeronautics)                                     5.000     12/01/2028            327,355
---------------------------------------------------------------------------------------------------------------------------------
       100,000   NYC IDA (Vaughn College Aeronautics)                                     5.000     12/01/2031             89,363
---------------------------------------------------------------------------------------------------------------------------------
     2,020,000   NYC IDA (Vaughn College Aeronautics)                                     5.250     12/01/2036          1,860,420
---------------------------------------------------------------------------------------------------------------------------------
     5,600,000   NYC IDA (Vocational Instruction)                                         7.750     02/01/2033          4,586,960
---------------------------------------------------------------------------------------------------------------------------------
     9,900,000   NYC IDA (Yankee Stadium)                                                 5.000     03/01/2046         10,139,481
---------------------------------------------------------------------------------------------------------------------------------
     2,700,000   NYC IDA (Yeled Yalda Early Childhood)                                    5.725     11/01/2037          2,629,233
---------------------------------------------------------------------------------------------------------------------------------
       850,000   NYC IDA (YMCA of Greater New York)                                       5.000     08/01/2036            853,868


                  31 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

     PRINCIPAL                                                                                                              VALUE
        AMOUNT                                                                           COUPON       MATURITY         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    4,555,000   NYC IDA (YMCA of Greater New York)                                       5.250%    08/01/2021     $    4,670,287
---------------------------------------------------------------------------------------------------------------------------------
        80,000   NYC IDA (YMCA of Greater New York)                                       5.800     08/01/2016             82,265
---------------------------------------------------------------------------------------------------------------------------------
    20,000,000   NYC Municipal Water Finance Authority 1                                  5.000     06/15/2039         20,615,400
---------------------------------------------------------------------------------------------------------------------------------
    20,000,000   NYC Municipal Water Finance Authority                                    4.750     06/15/2035         20,068,200
---------------------------------------------------------------------------------------------------------------------------------
        50,000   NYC Municipal Water Finance Authority                                    5.000     06/15/2032             50,903
---------------------------------------------------------------------------------------------------------------------------------
     2,300,000   NYC Municipal Water Finance Authority 3                                  5.000     06/15/2037          2,362,767
---------------------------------------------------------------------------------------------------------------------------------
       500,000   NYC Municipal Water Finance Authority 3                                  5.000     06/15/2038            510,545
---------------------------------------------------------------------------------------------------------------------------------
        25,000   NYC Municipal Water Finance Authority                                    5.125     06/15/2017             25,274
---------------------------------------------------------------------------------------------------------------------------------
        20,000   NYC Municipal Water Finance Authority                                    5.250     06/15/2025             21,007
---------------------------------------------------------------------------------------------------------------------------------
     2,000,000   NYC Transitional Finance Authority (Future Tax), Series E                5.000     02/01/2033          2,048,320
---------------------------------------------------------------------------------------------------------------------------------
     9,795,000   NYC Trust for Cultural Resources (Manhattan
                 School of Music) 4                                                       6.000 6   10/01/2029          9,795,000
---------------------------------------------------------------------------------------------------------------------------------
        20,000   NYS DA (Audit & Control)                                                 5.000     04/01/2029             20,362
---------------------------------------------------------------------------------------------------------------------------------
       250,000   NYS DA (Cabrini Westchester)                                             5.100     02/15/2026            265,893
---------------------------------------------------------------------------------------------------------------------------------
     4,800,000   NYS DA (Cabrini Westchester)                                             5.200     02/15/2041          5,047,488
---------------------------------------------------------------------------------------------------------------------------------
       385,000   NYS DA (Chapel Oaks)                                                     5.450     07/01/2026            394,852
---------------------------------------------------------------------------------------------------------------------------------
       450,000   NYS DA (Health Quest Systems)                                            5.125     07/01/2037            463,554
---------------------------------------------------------------------------------------------------------------------------------
       175,000   NYS DA (Health Quest Systems)                                            5.250     07/01/2027            184,625
---------------------------------------------------------------------------------------------------------------------------------
       300,000   NYS DA (Health Quest Systems)                                            5.250     07/01/2027            316,740
---------------------------------------------------------------------------------------------------------------------------------
     1,870,000   NYS DA (Lenox Hill Hospital Obligated Group)                             5.500     07/01/2030          1,887,335
---------------------------------------------------------------------------------------------------------------------------------
     1,000,000   NYS DA (Maimonides Medical Center) 3                                     5.750     08/01/2024          1,006,690
---------------------------------------------------------------------------------------------------------------------------------
       750,000   NYS DA (Manhattan College)                                               5.000     07/01/2041            730,853
---------------------------------------------------------------------------------------------------------------------------------
     1,290,000   NYS DA (Memorial Sloan-Kettering) 3                                      5.000     07/01/2035          1,327,229
---------------------------------------------------------------------------------------------------------------------------------
       750,000   NYS DA (Mental Health Services Facilities) 3                             5.000     02/15/2030            772,583
---------------------------------------------------------------------------------------------------------------------------------
     2,100,000   NYS DA (Mental Health Services Facilities)                               5.000     02/15/2035          2,148,657
---------------------------------------------------------------------------------------------------------------------------------
       100,000   NYS DA (Mental Health)                                                   5.250     02/15/2019            102,527
---------------------------------------------------------------------------------------------------------------------------------
       665,000   NYS DA (Montefiore Medical Center)                                       5.450     08/01/2029            689,133
---------------------------------------------------------------------------------------------------------------------------------
       600,000   NYS DA (MSH/NYU Hospital Center/HJDOI
                 Obligated Group)                                                         5.500     07/01/2026            605,118
---------------------------------------------------------------------------------------------------------------------------------
     8,955,000   NYS DA (MSH/NYU Hospital Center/HJDOI
                 Obligated Group) 3                                                       6.500     07/01/2025          9,396,840
---------------------------------------------------------------------------------------------------------------------------------
       900,000   NYS DA (Mt. Sinai/NYU Health)                                            5.500     07/01/2026            902,799
---------------------------------------------------------------------------------------------------------------------------------
        40,000   NYS DA (Mt. Sinai/NYU Health)                                            6.500     07/01/2017             42,260
---------------------------------------------------------------------------------------------------------------------------------
       270,000   NYS DA (Municipal Health Facilities)                                     5.500     05/15/2017            275,773
---------------------------------------------------------------------------------------------------------------------------------
     2,000,000   NYS DA (New York Hospital Medical Center of Queens)                      4.750     02/15/2037          2,003,660
---------------------------------------------------------------------------------------------------------------------------------
     1,360,000   NYS DA (New York Methodist Hospital)                                     5.250     07/01/2024          1,411,150
---------------------------------------------------------------------------------------------------------------------------------
        35,000   NYS DA (Niagara Nursing Home)                                            5.600     08/01/2037             35,749
---------------------------------------------------------------------------------------------------------------------------------
     6,885,000   NYS DA (North Shore University Hospital/L.I. Jewish
                 Medical Center Obligated Group) 1                                        4.419 6   05/01/2033          6,491,591


                  32 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

     PRINCIPAL                                                                                                              VALUE
        AMOUNT                                                                           COUPON       MATURITY         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    5,515,000   NYS DA (North Shore University Hospital/L.I. Jewish
                 Medical Center)                                                          5.000%    05/01/2025     $    5,598,773
---------------------------------------------------------------------------------------------------------------------------------
       240,000   NYS DA (North Shore University Hospital/L.I. Jewish
                 Medical Center)                                                          5.000     05/01/2027            242,357
---------------------------------------------------------------------------------------------------------------------------------
     2,500,000   NYS DA (North Shore University Hospital/L.I. Jewish
                 Medical Center)                                                          5.000     05/01/2032          2,499,875
---------------------------------------------------------------------------------------------------------------------------------
     1,000,000   NYS DA (North Shore University Hospital/L.I. Jewish
                 Medical Center)                                                          5.000     05/01/2037            992,320
---------------------------------------------------------------------------------------------------------------------------------
       680,000   NYS DA (Nursing Home)                                                    4.900     02/15/2041            685,114
---------------------------------------------------------------------------------------------------------------------------------
       835,000   NYS DA (Nursing Home)                                                    4.950     02/15/2045            843,074
---------------------------------------------------------------------------------------------------------------------------------
     2,000,000   NYS DA (NYU Hospital)                                                    5.000     07/01/2036          1,854,840
---------------------------------------------------------------------------------------------------------------------------------
       325,000   NYS DA (Ozanam Hall of Queens Nursing Home)                              5.000     11/01/2026            334,191
---------------------------------------------------------------------------------------------------------------------------------
       350,000   NYS DA (Ozanam Hall of Queens Nursing Home)                              5.000     11/01/2031            356,048
---------------------------------------------------------------------------------------------------------------------------------
       490,000   NYS DA (Providence Rest)                                                 5.000     07/01/2035            471,816
---------------------------------------------------------------------------------------------------------------------------------
     1,300,000   NYS DA (Providence Rest)                                                 5.125     07/01/2030          1,287,832
---------------------------------------------------------------------------------------------------------------------------------
       340,000   NYS DA (Providence Rest)                                                 5.250     07/01/2025            344,621
---------------------------------------------------------------------------------------------------------------------------------
       650,000   NYS DA (Rochester General Hospital)                                      5.000     12/01/2035            646,068
---------------------------------------------------------------------------------------------------------------------------------
        70,000   NYS DA (Sarah Neuman Nursing Home)                                       5.500     08/01/2037             71,492
---------------------------------------------------------------------------------------------------------------------------------
     5,000,000   NYS DA (School District Financing)                                       5.750     10/01/2030          5,384,150
---------------------------------------------------------------------------------------------------------------------------------
     4,000,000   NYS DA (SS Joachim & Anne Residence)                                     5.250     07/01/2027          4,096,800
---------------------------------------------------------------------------------------------------------------------------------
        65,000   NYS DA (St. Joseph's Hospital Health Center)                             5.250     07/01/2018             66,378
---------------------------------------------------------------------------------------------------------------------------------
    13,200,000   NYS DA (St. Lukes Roosevelt Hospital)                                    4.900     08/15/2031         13,374,108
---------------------------------------------------------------------------------------------------------------------------------
    13,090,000   NYS DA (State University Educational Facilities)                         5.250     05/15/2015         14,068,085
---------------------------------------------------------------------------------------------------------------------------------
     2,510,000   NYS DA (State University Educational Facilities)                         5.250     05/15/2021          2,743,556
---------------------------------------------------------------------------------------------------------------------------------
     5,565,000   NYS DA (The Highlands Living)                                            6.600     02/01/2034          5,601,284
---------------------------------------------------------------------------------------------------------------------------------
       500,000   NYS DA (Various School Districts)                                        5.000     04/01/2035            515,615
---------------------------------------------------------------------------------------------------------------------------------
     1,000,000   NYS DA (W.K. Nursing Home)                                               6.125     02/01/2036          1,002,290
---------------------------------------------------------------------------------------------------------------------------------
     1,220,000   NYS DA (Winthrop University Hospital)                                    5.500     07/01/2023          1,252,245
---------------------------------------------------------------------------------------------------------------------------------
       100,000   NYS DA (Winthrop University Hospital/South Nassau
                 Communities Hospital Obligated Group)                                    5.500     07/01/2032            101,393
---------------------------------------------------------------------------------------------------------------------------------
        20,000   NYS EFC (Clean Water & Drinking Revolving Funds)                         5.000     06/15/2027             20,457
---------------------------------------------------------------------------------------------------------------------------------
        85,000   NYS EFC (NYS Water Services)                                             6.600     09/15/2012             85,200
---------------------------------------------------------------------------------------------------------------------------------
     1,815,000   NYS ERDA (Brooklyn Union Gas Company)                                    5.500     01/01/2021          1,823,458
---------------------------------------------------------------------------------------------------------------------------------
       200,000   NYS ERDA (LILCO)                                                         5.150     03/01/2016            200,252
---------------------------------------------------------------------------------------------------------------------------------
       100,000   NYS GO                                                                   5.375     10/01/2011            100,146
---------------------------------------------------------------------------------------------------------------------------------
        10,000   NYS HFA (Hospital & Healthcare)                                          5.150     11/01/2016             10,255
---------------------------------------------------------------------------------------------------------------------------------
     9,350,000   NYS HFA, Series A 3                                                      6.100     11/01/2015          9,461,920
---------------------------------------------------------------------------------------------------------------------------------
       125,000   NYS Medcare (Hospital & Nursing Home)                                    5.400     08/15/2033            125,149
---------------------------------------------------------------------------------------------------------------------------------
       115,000   NYS Medcare (Hospital & Nursing Home)                                    6.200     08/15/2023            115,932
---------------------------------------------------------------------------------------------------------------------------------
       640,000   NYS Medcare (Hospital & Nursing Home)                                    6.300     08/15/2023            641,210


                  33 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

     PRINCIPAL                                                                                                              VALUE
        AMOUNT                                                                           COUPON       MATURITY         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$       15,000   NYS Medcare (Hospital & Nursing Home)                                    6.375%    08/15/2033     $       15,029
---------------------------------------------------------------------------------------------------------------------------------
        90,000   NYS UDC (Subordinated Lien)                                              5.375     07/01/2022             91,304
---------------------------------------------------------------------------------------------------------------------------------
        15,000   NYS UDC (Subordinated Lien)                                              5.375     07/01/2022             15,171
---------------------------------------------------------------------------------------------------------------------------------
       200,000   NYS UDC (Subordinated Lien)                                              5.500     07/01/2022            202,232
---------------------------------------------------------------------------------------------------------------------------------
       250,000   Oneida County, NY IDA (Mohawk Valley
                 Handicapped Services)                                                    5.300     03/15/2019            253,820
---------------------------------------------------------------------------------------------------------------------------------
     1,080,000   Onondaga County, NY IDA (Anheuser-Busch)                                 4.875     07/01/2041          1,059,739
---------------------------------------------------------------------------------------------------------------------------------
        55,000   Onondaga County, NY IDA (Salina Free Library)                            5.500     12/01/2022             57,769
---------------------------------------------------------------------------------------------------------------------------------
     1,000,000   Orange County, NY IDA (Glen Arden)                                       5.625     01/01/2018          1,006,240
---------------------------------------------------------------------------------------------------------------------------------
       275,000   Orange County, NY IDA (Glen Arden)                                       5.700     01/01/2028            270,914
---------------------------------------------------------------------------------------------------------------------------------
     1,600,000   Otsego County, NY IDA (Hartwick College)                                 5.900     07/01/2022          1,635,376
---------------------------------------------------------------------------------------------------------------------------------
    15,205,000   Port Authority NY/NJ (Delta Air Lines) 4                                 6.950     06/01/2008         15,311,435
---------------------------------------------------------------------------------------------------------------------------------
        45,000   Port Authority NY/NJ, 119th Series                                       5.375     01/15/2032             45,505
---------------------------------------------------------------------------------------------------------------------------------
    25,660,000   Port Authority NY/NJ, 121st Series 3                                     5.125     10/15/2030         25,933,279
---------------------------------------------------------------------------------------------------------------------------------
       315,000   Port Authority NY/NJ, 121st Series                                       5.375     10/15/2035            318,393
---------------------------------------------------------------------------------------------------------------------------------
    38,280,000   Port Authority NY/NJ, 140th Series 1                                     5.000     12/01/2034         39,574,438
---------------------------------------------------------------------------------------------------------------------------------
     3,180,000   Rensselaer County, NY IDA (Emma Willard School)                          5.000     01/01/2026          3,314,069
---------------------------------------------------------------------------------------------------------------------------------
     3,550,000   Rensselaer County, NY IDA (Emma Willard School)                          5.000     01/01/2031          3,669,813
---------------------------------------------------------------------------------------------------------------------------------
     6,275,000   Rensselaer County, NY IDA (Emma Willard School)                          5.000     01/01/2036          6,456,285
---------------------------------------------------------------------------------------------------------------------------------
     2,600,000   Rensselaer County, NY IDA (Rensselaer
                 Polytechnical Institute)                                                 5.000     03/01/2036          2,658,188
---------------------------------------------------------------------------------------------------------------------------------
     2,680,000   Rensselaer County, NY Tobacco Asset Securitization Corp.                 5.625     06/01/2035          2,702,753
---------------------------------------------------------------------------------------------------------------------------------
     2,000,000   Rensselaer County, NY Tobacco Asset Securitization Corp. 3               5.750     06/01/2043          2,023,060
---------------------------------------------------------------------------------------------------------------------------------
     1,060,000   Rockland County, NY Tobacco Asset Securitization Corp. 3                 5.625     08/15/2035          1,069,360
---------------------------------------------------------------------------------------------------------------------------------
     3,150,000   Rockland County, NY Tobacco Asset Securitization Corp. 3                 5.750     08/15/2043          3,187,800
---------------------------------------------------------------------------------------------------------------------------------
   101,000,000   Rockland County, NY Tobacco Asset Securitization Corp.                   6.252 2   08/15/2045          8,214,330
---------------------------------------------------------------------------------------------------------------------------------
    53,000,000   Rockland County, NY Tobacco Asset Securitization Corp.                   6.637 2   08/15/2050          2,644,170
---------------------------------------------------------------------------------------------------------------------------------
    45,000,000   Rockland County, NY Tobacco Asset Securitization Corp.                   7.619 2   08/15/2060            860,850
---------------------------------------------------------------------------------------------------------------------------------
     2,500,000   Saratoga County, NY IDA (Saratoga Hospital/Saratoga
                 Care/Benedict Community Health Center)                                   5.125     12/01/2033          2,508,350
---------------------------------------------------------------------------------------------------------------------------------
       350,000   Seneca County, NY IDA (New York Chiropractic College)                    5.000     10/01/2027            348,159
---------------------------------------------------------------------------------------------------------------------------------
        45,000   Sodus Village, NY GO                                                     5.000     05/15/2032             46,083
---------------------------------------------------------------------------------------------------------------------------------
        45,000   Sodus Village, NY GO                                                     5.000     05/15/2033             46,016
---------------------------------------------------------------------------------------------------------------------------------
        45,000   Sodus Village, NY GO                                                     5.000     05/15/2034             45,991
---------------------------------------------------------------------------------------------------------------------------------
        45,000   Sodus Village, NY GO                                                     5.000     05/15/2035             45,946
---------------------------------------------------------------------------------------------------------------------------------
        45,000   Sodus Village, NY GO                                                     5.000     05/15/2036             45,876
---------------------------------------------------------------------------------------------------------------------------------
        45,000   Sodus Village, NY GO                                                     5.000     05/15/2037             45,806
---------------------------------------------------------------------------------------------------------------------------------
       250,000   SONYMA, Series 83                                                        5.550     10/01/2027            254,155
---------------------------------------------------------------------------------------------------------------------------------
        15,000   St. Lawrence County, NY IDA (Clarkson University)                        5.000     07/01/2033             15,243
---------------------------------------------------------------------------------------------------------------------------------
       215,000   Suffolk County, NY IDA (ALIA-ACLD)                                       5.950     10/01/2021            210,130


                  34 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

     PRINCIPAL                                                                                                              VALUE
        AMOUNT                                                                           COUPON       MATURITY         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      325,000   Suffolk County, NY IDA (ALIA-DDI)                                        5.950%    10/01/2021     $      317,639
---------------------------------------------------------------------------------------------------------------------------------
        75,000   Suffolk County, NY IDA (ALIA-FREE)                                       5.950     10/01/2021             73,301
---------------------------------------------------------------------------------------------------------------------------------
        45,000   Suffolk County, NY IDA (ALIA-IGHL)                                       5.950     10/01/2021             43,981
---------------------------------------------------------------------------------------------------------------------------------
        30,000   Suffolk County, NY IDA (ALIA-IGHL)                                       6.000     10/01/2031             29,071
---------------------------------------------------------------------------------------------------------------------------------
     4,000,000   Suffolk County, NY IDA (ALIA-IGHL)                                       7.250     12/01/2033          4,202,760
---------------------------------------------------------------------------------------------------------------------------------
       200,000   Suffolk County, NY IDA (ALIA-UCPAGS)                                     5.950     10/01/2021            195,470
---------------------------------------------------------------------------------------------------------------------------------
        20,000   Suffolk County, NY IDA (Catholic Charities)                              6.000     10/01/2020             19,962
---------------------------------------------------------------------------------------------------------------------------------
        25,000   Suffolk County, NY IDA (DDI)                                             6.000     10/01/2020             24,953
---------------------------------------------------------------------------------------------------------------------------------
        25,000   Suffolk County, NY IDA (DDI)                                             6.000     10/01/2020             24,953
---------------------------------------------------------------------------------------------------------------------------------
     7,460,000   Suffolk County, NY IDA (Dowling College)                                 5.000     06/01/2036          7,105,053
---------------------------------------------------------------------------------------------------------------------------------
       205,000   Suffolk County, NY IDA (Dowling College)                                 6.700     12/01/2020            209,184
---------------------------------------------------------------------------------------------------------------------------------
       750,000   Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)              5.375     01/01/2027            711,165
---------------------------------------------------------------------------------------------------------------------------------
       685,000   Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)              5.500     01/01/2037            634,865
---------------------------------------------------------------------------------------------------------------------------------
        35,000   Suffolk County, NY IDA (Independent Group Home Living)                   6.000     10/01/2020             34,934
---------------------------------------------------------------------------------------------------------------------------------
     4,300,000   Suffolk County, NY IDA (Jefferson's Ferry)                               5.000     11/01/2028          4,051,245
---------------------------------------------------------------------------------------------------------------------------------
     1,000,000   Suffolk County, NY IDA (L.I. Network Community Services)                 7.550     02/01/2034          1,029,870
---------------------------------------------------------------------------------------------------------------------------------
       620,000   Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)              6.750     11/01/2036            615,672
---------------------------------------------------------------------------------------------------------------------------------
       210,000   Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)              6.750     11/01/2036            208,534
---------------------------------------------------------------------------------------------------------------------------------
       505,000   Suffolk County, NY IDA (Pederson-Krager Center)                          7.200     02/01/2035            528,326
---------------------------------------------------------------------------------------------------------------------------------
     5,985,000   Suffolk County, NY IDA (Pederson-Krager Center)                          7.000     11/01/2035          6,193,757
---------------------------------------------------------------------------------------------------------------------------------
        35,000   Suffolk County, NY IDA (Suffolk Hotels)                                  6.000     10/01/2020             34,934
---------------------------------------------------------------------------------------------------------------------------------
       510,000   Sullivan County, NY Community College COP 4                              5.750     08/15/2025            489,835
---------------------------------------------------------------------------------------------------------------------------------
       530,000   Sullivan County, NY IDA (Center for Discovery)                           5.625     06/01/2013            526,751
---------------------------------------------------------------------------------------------------------------------------------
     1,570,000   Sullivan County, NY IDA (Center for Discovery)                           5.875     07/01/2022          1,552,385
---------------------------------------------------------------------------------------------------------------------------------
       665,000   Sullivan County, NY IDA (Center for Discovery)                           6.000     06/01/2019            666,603
---------------------------------------------------------------------------------------------------------------------------------
     1,540,000   Sullivan County, NY IDA (Center for Discovery)                           6.000     07/01/2037          1,515,791
---------------------------------------------------------------------------------------------------------------------------------
       495,000   Sullivan County, NY IDA (Center for Discovery)                           6.500     06/01/2025            507,494
---------------------------------------------------------------------------------------------------------------------------------
       510,000   Sullivan County, NY IDA (Center for Discovery)                           6.950     02/01/2035            535,867
---------------------------------------------------------------------------------------------------------------------------------
       445,000   Syracuse, NY IDA (Crouse Irving Companies)                               5.250     01/01/2017            454,216
---------------------------------------------------------------------------------------------------------------------------------
       175,000   Tompkins County, NY IDA (Kendal at Ithaca)                               5.500     07/01/2024            175,518
---------------------------------------------------------------------------------------------------------------------------------
     1,475,000   Ulster County, NY IDA (Benedictine Hospital)                             6.500     11/01/2036          1,450,294
---------------------------------------------------------------------------------------------------------------------------------
        25,000   Ulster County, NY IDA (Mid-Hudson Family
                 Health Institute)                                                        5.300     07/01/2016             25,469
---------------------------------------------------------------------------------------------------------------------------------
     4,000,000   Utica, NY IDA (Utica College Civic Facility)                             5.750     08/01/2028          4,030,360
---------------------------------------------------------------------------------------------------------------------------------
     1,250,000   Utica, NY IDA (Utica College Civic Facility)                             6.750     12/01/2021          1,342,663
---------------------------------------------------------------------------------------------------------------------------------
        30,000   Voorheesville, NY GO                                                     5.000     02/15/2023             31,689
---------------------------------------------------------------------------------------------------------------------------------
        35,000   Voorheesville, NY GO                                                     5.000     02/15/2024             36,832
---------------------------------------------------------------------------------------------------------------------------------
        35,000   Voorheesville, NY GO                                                     5.000     02/15/2025             36,722
---------------------------------------------------------------------------------------------------------------------------------
        35,000   Voorheesville, NY GO                                                     5.000     02/15/2026             36,584
---------------------------------------------------------------------------------------------------------------------------------
        40,000   Voorheesville, NY GO                                                     5.000     02/15/2027             41,798


                  35 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

     PRINCIPAL                                                                                                              VALUE
        AMOUNT                                                                           COUPON       MATURITY         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$       40,000   Voorheesville, NY GO                                                     5.000%    02/15/2028     $       41,689
---------------------------------------------------------------------------------------------------------------------------------
        40,000   Voorheesville, NY GO                                                     5.000     02/15/2029             41,592
---------------------------------------------------------------------------------------------------------------------------------
        45,000   Voorheesville, NY GO                                                     5.000     02/15/2030             46,617
---------------------------------------------------------------------------------------------------------------------------------
        45,000   Voorheesville, NY GO                                                     5.000     02/15/2031             46,270
---------------------------------------------------------------------------------------------------------------------------------
        50,000   Voorheesville, NY GO                                                     5.000     02/15/2032             51,396
---------------------------------------------------------------------------------------------------------------------------------
        50,000   Voorheesville, NY GO                                                     5.000     02/15/2033             51,297
---------------------------------------------------------------------------------------------------------------------------------
        55,000   Voorheesville, NY GO                                                     5.000     02/15/2034             56,414
---------------------------------------------------------------------------------------------------------------------------------
        55,000   Voorheesville, NY GO                                                     5.000     02/15/2035             56,342
---------------------------------------------------------------------------------------------------------------------------------
        60,000   Voorheesville, NY GO                                                     5.000     02/15/2036             61,373
---------------------------------------------------------------------------------------------------------------------------------
        60,000   Voorheesville, NY GO                                                     5.000     02/15/2037             61,281
---------------------------------------------------------------------------------------------------------------------------------
       250,000   Westchester County, NY IDA (Guiding Eyes for the Blind)                  5.375     08/01/2024            258,785
---------------------------------------------------------------------------------------------------------------------------------
        50,000   Westchester County, NY IDA (Hebrew Hospital Senior Hsg.)                 7.000     07/01/2016             52,705
---------------------------------------------------------------------------------------------------------------------------------
       500,000   Westchester County, NY IDA (Kendal on Hudson)                            6.500     01/01/2034            522,280
---------------------------------------------------------------------------------------------------------------------------------
     1,810,000   Westchester County, NY IDA (Rippowam-Cisqua School)                      5.750     06/01/2029          1,827,521
---------------------------------------------------------------------------------------------------------------------------------
       320,000   Westchester County, NY IDA (Schnurmacher Center)                         6.500     11/01/2013            337,478
---------------------------------------------------------------------------------------------------------------------------------
       600,000   Westchester County, NY IDA (Schnurmacher Center)                         6.500     11/01/2033            627,210
---------------------------------------------------------------------------------------------------------------------------------
    10,760,000   Westchester County, NY Tobacco Asset
                 Securitization Corp. 3                                                   5.125     06/01/2045         10,177,561
---------------------------------------------------------------------------------------------------------------------------------
       500,000   Yonkers, NY GO                                                           5.000     08/01/2035            514,170
---------------------------------------------------------------------------------------------------------------------------------
       400,000   Yonkers, NY IDA (St. Joseph's Hospital)                                  5.900     03/01/2008            399,584
                                                                                                                   --------------
                                                                                                                    1,379,338,319
---------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--26.7%
     8,510,000   Guam GO, Series A                                                        5.400     11/15/2018          8,509,830
---------------------------------------------------------------------------------------------------------------------------------
       500,000   Guam Government Waterworks Authority & Wastewater System                 5.875     07/01/2035            511,190
---------------------------------------------------------------------------------------------------------------------------------
     5,295,000   Guam Power Authority, Series A 3                                         5.125     10/01/2029          5,462,904
---------------------------------------------------------------------------------------------------------------------------------
    10,100,000   Guam Power Authority, Series A                                           5.250     10/01/2034         10,452,389
---------------------------------------------------------------------------------------------------------------------------------
     1,500,000   Puerto Rico Children's Trust Fund (TASC)                                 5.375     05/15/2033          1,493,700
---------------------------------------------------------------------------------------------------------------------------------
     1,495,000   Puerto Rico Children's Trust Fund (TASC)                                 5.500     05/15/2039          1,496,764
---------------------------------------------------------------------------------------------------------------------------------
     6,690,000   Puerto Rico Children's Trust Fund (TASC) 7                               5.625     05/15/2043          6,717,897
---------------------------------------------------------------------------------------------------------------------------------
    84,000,000   Puerto Rico Children's Trust Fund (TASC)                                 6.343 2   05/15/2050          5,218,920
---------------------------------------------------------------------------------------------------------------------------------
     4,030,000   Puerto Rico Commonwealth GO                                              5.000     07/01/2027          4,078,924
---------------------------------------------------------------------------------------------------------------------------------
    28,800,000   Puerto Rico Commonwealth GO                                              5.000     07/01/2034         29,003,040
---------------------------------------------------------------------------------------------------------------------------------
     3,220,000   Puerto Rico Commonwealth GO                                              5.250     07/01/2032          3,318,886
---------------------------------------------------------------------------------------------------------------------------------
    23,080,000   Puerto Rico Electric Power Authority, Series TT                          5.000     07/01/2037         23,407,736
---------------------------------------------------------------------------------------------------------------------------------
    40,500,000   Puerto Rico Electric Power Authority, Series UU 1                        4.271 6   07/01/2025         38,344,307
---------------------------------------------------------------------------------------------------------------------------------
    19,600,000   Puerto Rico Electric Power Authority, Series UU 1                        4.291 6   07/01/2031         18,556,751
---------------------------------------------------------------------------------------------------------------------------------
    10,000,000   Puerto Rico Electric Power Authority, Series UU                          4.271 6   07/01/2025          9,623,100
---------------------------------------------------------------------------------------------------------------------------------
       355,000   Puerto Rico Highway & Transportation Authority                           5.000     07/01/2028            359,132


                  36 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

     PRINCIPAL                                                                                                              VALUE
        AMOUNT                                                                           COUPON       MATURITY         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$       15,000   Puerto Rico Highway & Transportation Authority, Series A                 5.000%    07/01/2038     $       15,039
---------------------------------------------------------------------------------------------------------------------------------
     1,000,000   Puerto Rico Highway & Transportation Authority, Series AA 3              5.000     07/01/2035          1,005,640
---------------------------------------------------------------------------------------------------------------------------------
     7,045,000   Puerto Rico Highway & Transportation Authority, Series G                 5.000     07/01/2042          7,067,192
---------------------------------------------------------------------------------------------------------------------------------
     1,000,000   Puerto Rico Highway & Transportation Authority, Series K                 5.000     07/01/2027          1,017,620
---------------------------------------------------------------------------------------------------------------------------------
    20,855,000   Puerto Rico Highway & Transportation Authority, Series K 3               5.000     07/01/2030         21,114,228
---------------------------------------------------------------------------------------------------------------------------------
       725,000   Puerto Rico Highway & Transportation Authority, Series M                 5.000     07/01/2037            730,793
---------------------------------------------------------------------------------------------------------------------------------
    28,905,000   Puerto Rico Highway & Transportation Authority, Series M                 5.000     07/01/2046         29,046,924
---------------------------------------------------------------------------------------------------------------------------------
    22,000,000   Puerto Rico Highway & Transportation Authority, Series N 1               4.121 6   07/01/2045         20,854,460
---------------------------------------------------------------------------------------------------------------------------------
     5,480,000   Puerto Rico IMEPCF (American Airlines)                                   6.450     12/01/2025          5,521,429
---------------------------------------------------------------------------------------------------------------------------------
     5,700,000   Puerto Rico Infrastructure                                               5.000     07/01/2031          5,766,063
---------------------------------------------------------------------------------------------------------------------------------
    16,900,000   Puerto Rico Infrastructure                                               5.000     07/01/2037         17,023,877
---------------------------------------------------------------------------------------------------------------------------------
    24,550,000   Puerto Rico Infrastructure                                               5.000     07/01/2041         24,681,343
---------------------------------------------------------------------------------------------------------------------------------
    18,325,000   Puerto Rico Infrastructure                                               5.000     07/01/2046         18,407,463
---------------------------------------------------------------------------------------------------------------------------------
       105,000   Puerto Rico ITEMECF (G.R.B. Guaynabo)                                    5.625     07/01/2022            105,757
---------------------------------------------------------------------------------------------------------------------------------
     4,305,000   Puerto Rico ITEMECF (Polytechnic University of Puerto Rico)              5.000     08/01/2022          4,293,549
---------------------------------------------------------------------------------------------------------------------------------
        50,000   Puerto Rico Public Buildings Authority                                   5.125     07/01/2022             51,268
---------------------------------------------------------------------------------------------------------------------------------
     2,000,000   Puerto Rico Public Buildings Authority                                   5.250     07/01/2029          2,068,180
---------------------------------------------------------------------------------------------------------------------------------
    12,640,000   Puerto Rico Public Buildings Authority 3                                 5.500     07/01/2023         13,440,491
---------------------------------------------------------------------------------------------------------------------------------
    16,000,000   Puerto Rico Sales Tax Financing Corp., Series A 1                        4.518 6   08/01/2057         15,567,840
---------------------------------------------------------------------------------------------------------------------------------
    27,150,000   Puerto Rico Sales Tax Financing Corp., Series A                          5.250     08/01/2057         28,151,564
---------------------------------------------------------------------------------------------------------------------------------
     5,825,000   University of Puerto Rico, Series Q                                      5.000     06/01/2030          5,904,395
---------------------------------------------------------------------------------------------------------------------------------
     1,000,000   University of V.I., Series A                                             5.375     06/01/2034          1,005,830
---------------------------------------------------------------------------------------------------------------------------------
     1,700,000   V.I. Public Finance Authority (Gross Receipts Taxes Loan)                5.000     10/01/2031          1,657,075
---------------------------------------------------------------------------------------------------------------------------------
     1,485,000   V.I. Public Finance Authority, Series A                                  5.500     10/01/2022          1,499,088
---------------------------------------------------------------------------------------------------------------------------------
       250,000   V.I. Water & Power Authority                                             5.300     07/01/2018            252,115
                                                                                                                   --------------
                                                                                                                      392,804,693

---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,767,139,721)--120.5%                                                           1,772,143,012
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(20.5)                                                                        (301,595,035)
                                                                                                                   --------------
NET ASSETS--100.0%                                                                                                 $1,470,547,977
                                                                                                                   ==============


                  37 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

4. Illiquid security. The aggregate value of illiquid securities as of September 30, 2007 was $28,462,478, which represents 1.94% of the Fund's net assets. See
Note 5 of accompanying Notes.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Represents the current interest rate for a variable or increasing rate security.

7. When-issued security or forward commitment to be delivered and settled after September 30, 2007. See Note 1 of accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS      Assoc. for Children with Down Syndrome
ACLD      Adults and Children with Learning and Developmental Disabilities
ALIA      Alliance of Long Island Agencies
AP        Advantage Planning, Inc.
BOCES     Board of Cooperative Education Services
CMA       Community Mainstreaming Associates, Inc.
COP       Certificates of Participation
CSMR      Community Services for the Mentally Retarded
DA        Dormitory Authority
DDI       Developmental Disabilities Institute
EFC       Environmental Facilities Corp.
EFLI      Epilepsy Foundation of L.I., Inc.
ERDA      Energy Research and Devel. Authority
FREE      Family Residences and Essential Enterprises
GO        General Obligation
HAII      Homes Anew II, Inc.
HDC       Housing Devel. Corp.
HFA       Housing Finance Agency
HFM       Hamilton Fulton Montgomery
HJDOI     Hospital for Joint Diseases Orthopedic Institute
IDA       Industrial Devel. Agency
IGHL      Independent Group Home for Living
IMEPCF    Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF Industrial, Tourist, Educational, Medical and Environmental Community Facilities
L.I.      Long Island
LILCO     Long Island Lighting Corp.
MSH/NYU   Mount Sinai Hospital/New York University
MTA       Metropolitan Transportation Authority
NCMRS     Nassau Community Mental Retardation Services Company
NY/NJ     New York/New Jersey
NYC       New York City
NYS       New York State
NYU       New York University
PRAMS     Prudential Receipts of Accrual Municipal Securities
PSCH      Professional Service Centers for the Handicapped, Inc.
RITES     Residual Interest Tax Exempt Security
ROLs      Residual Option Longs
SONYMA    State of New York Mortgage Agency
TASC      Tobacco Settlement Asset-Backed Bonds
TFABs     Tobacco Flexible Amortization Bonds
UCPAGS    United Cerebral Palsy Assoc. of Greater Suffolk
UDC       Urban Devel. Corp.
V.I.      United States Virgin Islands
WORCA     Working Organization for Retarded Children and Adults
YMCA      Young Men's Christian Assoc.


                  38 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

DISTRIBUTION OF INVESTMENTS BY CATEGORY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

CATEGORY                                                  MARKET VALUE  PERCENT
--------------------------------------------------------------------------------
Tobacco Master Settlement Agreement                     $  392,719,741     22.2%
Highways/Commuter Facilities                               273,915,148     15.5
Higher Education                                           170,660,295      9.6
Electric Utilities                                         148,035,850      8.4
General Obligation                                         107,204,861      6.0
Hospital/Health Care                                        86,371,898      4.9
Commercial Services & Supplies                              68,370,912      3.9
Special Tax                                                 65,878,746      3.7
Marine/Aviation Facilities                                  65,871,615      3.7
Sales Tax Revenue                                           45,767,724      2.6
Water Utilities                                             44,371,702      2.5
Government Appropriation                                    39,403,772      2.2
Tax Increment Financing (TIF)                               39,156,944      2.2
Education                                                   38,622,651      2.2
Adult Living Facilities                                     35,644,338      2.0
Hotels, Restaurants & Leisure                               31,971,348      1.8
Municipal Leases                                            30,155,397      1.7
Multifamily Housing                                         22,087,339      1.2
Airlines                                                    20,832,864      1.2
Not-for-Profit Organization                                 19,829,311      1.1
Sports Facility Revenue                                     10,139,481      0.6
Student Housing                                              7,292,300      0.4
Resource Recovery                                            2,574,475      0.1
Gas Utilities                                                1,823,458      0.1
Casino                                                       1,607,290      0.1
Beverages                                                    1,059,739      0.1
Media                                                          402,784      0.0
Single Family Housing                                          360,630      0.0
Parking Fee Revenue                                             10,399      0.0
                                                        ------------------------
Total                                                   $1,772,143,012    100.0%
                                                        ========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  39 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (cost $1,767,139,721)--see accompanying
statement of investments                                        $ 1,772,143,012
--------------------------------------------------------------------------------
Cash                                                                    485,619
--------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                             21,491,323
Shares of beneficial interest sold                                    5,230,702
Investments sold                                                      1,134,020
Other                                                                    50,070
                                                                ----------------
Total assets                                                      1,800,534,746

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)      291,665,000
Payable on borrowings (See Note 6)                                   26,700,000
Investments purchased (including $5,136,219 purchased on a
when-issued basis or forward commitment)                              6,612,841
Shares of beneficial interest redeemed                                2,808,684
Dividends                                                               949,975
Distribution and service plan fees                                      888,503
Trustees' compensation                                                  167,359
Interest expense on borrowings                                           65,723
Transfer and shareholder servicing agent fees                            39,704
Shareholder communications                                               26,395
Other                                                                    62,585
                                                                ----------------
Total liabilities                                                   329,986,769

--------------------------------------------------------------------------------
NET ASSETS                                                      $ 1,470,547,977
                                                                ================

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
Par value of shares of beneficial interest                      $       115,977
--------------------------------------------------------------------------------
Additional paid-in capital                                        1,473,312,177
--------------------------------------------------------------------------------
Accumulated net investment income                                       120,773
--------------------------------------------------------------------------------
Accumulated net realized loss on investments                         (8,004,241)
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                            5,003,291
                                                                ----------------
NET ASSETS                                                      $ 1,470,547,977
                                                                ================


                  40 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,275,590,282 and 100,606,687 shares of beneficial
interest outstanding)                                                   $ 12.68
Maximum offering price per share (net asset value plus sales
charge of 4.75% of offering price)                                      $ 13.31
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge)and offering price per share
(based on net assets of $30,981,880 and 2,442,602 shares
of beneficial interest outstanding)                                     $ 12.68
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $163,975,815 and 12,928,043 shares of beneficial
interest outstanding)                                                   $ 12.68

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  41 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                        $    79,557,065
--------------------------------------------------------------------------------
Other income                                                              3,079
                                                                ----------------
Total investment income                                              79,560,144

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       6,122,540
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               2,816,506
Class B                                                                 326,361
Class C                                                               1,426,604
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 345,933
Class B                                                                  20,670
Class C                                                                  51,513
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                  66,030
Class B                                                                   3,373
Class C                                                                   5,954
--------------------------------------------------------------------------------
Interest expense and fees on short-term floating
rate notes issued (See Note 1)                                        9,412,616
--------------------------------------------------------------------------------
Interest expense on borrowings                                          995,206
--------------------------------------------------------------------------------
Trustees' compensation                                                   78,835
--------------------------------------------------------------------------------
Custodian fees and expenses                                              38,478
--------------------------------------------------------------------------------
Other                                                                   208,381
                                                                ----------------
Total expenses                                                       21,919,000
Less reduction to custodian expenses                                    (16,728)
                                                                ----------------
Net expenses                                                         21,902,272

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                57,657,872

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
--------------------------------------------------------------------------------
Net realized loss on investments                                     (6,766,269)
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                (56,008,516)

--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $    (5,116,913)
                                                                ================
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  42 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                                                   2007                2006
--------------------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------------------
Net investment income                                                         $      57,657,872   $      42,982,524
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                             (6,766,269)         12,357,229
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                               (56,008,516)         16,054,088
                                                                              --------------------------------------
Net increase (decrease) in net assets resulting from operations                      (5,116,913)         71,393,841

--------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                             (50,787,239)        (40,672,456)
Class B                                                                              (1,144,591)         (1,230,537)
Class C                                                                              (5,020,664)         (2,615,666)
                                                                              --------------------------------------
                                                                                    (56,952,494)        (44,518,659)
--------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                (125,198)                 --
Class B                                                                                  (3,742)                 --
Class C                                                                                 (14,095)                 --
                                                                              --------------------------------------
                                                                                       (143,035)                 --

--------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                             323,496,770         322,309,126
Class B                                                                                (466,729)          5,372,413
Class C                                                                              64,362,269          73,037,346
                                                                              --------------------------------------
                                                                                    387,392,310         400,718,885

--------------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------------
Total increase                                                                      325,179,868         427,594,067
--------------------------------------------------------------------------------------------------------------------
Beginning of period                                                               1,145,368,109         717,774,042
                                                                              --------------------------------------
End of period (including accumulated net investment income (loss)
of $120,773 and $(457,478), respectively)                                     $   1,470,547,977   $   1,145,368,109
                                                                              ======================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  43 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED SEPTEMBER 30, 2007
-------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
-------------------------------------------------------------------------------
Net decrease in net assets from operations                      $    (5,116,913)
--------------------------------------------------------------------------------
Adjustments to reconcile net decrease in net assets from
operations to net cash used in operating activities:
Purchase of investment securities                                  (760,951,376)
Proceeds from disposition of investment securities                  391,730,157
Short-term investment securities, net                              (130,166,332)
Premium amortization                                                  3,433,233
Discount accretion                                                   (3,216,416)
Net realized loss on investments                                      6,766,269
Net change in unrealized appreciation on investments                 56,008,516
Increase in interest receivable                                      (4,701,326)
Decrease in receivable for securities sold                              114,674
Increase in other assets                                                (21,820)
Increase in payable for securities purchased                          4,412,139
Increase in payable for accrued expenses                                288,751
                                                                ----------------
Net cash used in operating activities                              (441,420,444)

--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
--------------------------------------------------------------------------------
Proceeds from bank borrowings                                       434,700,000
Payments on bank borrowings                                        (423,400,000)
Proceeds from short-term floating rate notes issued                  95,575,000
Proceeds from shares sold                                           576,801,050
Payment on shares redeemed                                         (224,238,323)
Cash distributions paid                                             (18,379,246)
                                                                ----------------
Net cash provided by financing activities                           441,058,481
--------------------------------------------------------------------------------
Net decrease in cash                                                   (361,963)
--------------------------------------------------------------------------------
Cash, beginning balance                                                 847,582
                                                                ----------------
Cash, ending balance                                            $       485,619
                                                                ================

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $38,357,584.

Cash paid for interest on bank borrowings--$1,005,498.

Cash paid for interest on short-term floating rate notes issued--$9,412,616.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  44 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A    YEAR ENDED SEPTEMBER 30,                         2007            2006          2005          2004        2003
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $     13.22     $     12.91     $   12.45     $   12.31   $   12.75
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .57 1           .61 1         .66 1         .72         .71
Net realized and unrealized gain (loss)                     (.55)            .34           .49           .11        (.44)
                                                     --------------------------------------------------------------------
Total from investment operations                             .02             .95          1.15           .83         .27
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.56)           (.64)         (.69)         (.69)       (.71)
Distributions from net realized gain                          -- 2            --            --            --          --
                                                     --------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             (.56)           (.64)         (.69)         (.69)       (.71)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $     12.68     $     13.22     $   12.91     $   12.45   $   12.31
                                                     ====================================================================

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                          0.15%           7.61%         9.41%         6.91%       2.07%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 1,275,590     $ 1,005,912     $ 659,975     $ 539,834   $ 533,563
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $ 1,181,757     $   824,276     $ 580,413     $ 536,613   $ 531,977
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       4.35%           4.76%         5.17%         5.84%       5.57%
Expenses excluding interest and fees on
short-term floating rate notes issued                       0.82%           0.90%         0.93%         0.91%       0.93%
Interest and fees on short-term floating
rate notes issued 5                                         0.69%           0.61%         0.43%         0.26%       0.26%
                                                     --------------------------------------------------------------------
Total expenses                                              1.51%           1.51%         1.36%         1.17%       1.19%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                          1.51%           1.51%         1.36%         1.14%       1.19%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       26%             36%            8%            5%         45%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjuction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  45 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B    YEAR ENDED SEPTEMBER 30,                         2007            2006          2005          2004        2003
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $     13.22     $     12.91     $   12.45     $   12.32   $   12.75
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .47 1           .51 1         .56 1         .62         .60
Net realized and unrealized gain (loss)                     (.55)            .34           .49           .10        (.42)
                                                     --------------------------------------------------------------------
Total from investment operations                            (.08)            .85          1.05           .72         .18
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.46)           (.54)         (.59)         (.59)       (.61)
Distributions from net realized gain                          -- 2            --            --            --          --
                                                     --------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             (.46)           (.54)         (.59)         (.59)       (.61)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $     12.68     $     13.22     $   12.91     $   12.45   $   12.32
                                                     ====================================================================

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                         (0.65)%          6.76%         8.55%         5.99%       1.36%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $    30,982     $    32,793     $  26,680     $  27,555   $  32,851
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $    32,663     $    29,544     $  26,977     $  30,212   $  36,000
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       3.55%           3.99%         4.41%         5.05%       4.77%
Expenses excluding interest and fees on
short-term floating rate notes issued                       1.62%           1.70%         1.71%         1.69%       1.71%
Interest and fees on short-term floating
rate notes issued 5                                         0.69%           0.61%         0.43%         0.26%       0.26%
                                                     --------------------------------------------------------------------
Total expenses                                              2.31%           2.31%         2.14%         1.95%       1.97%
Expenses after payments, waivers and/or
reimbursements and reduction
to custodian expenses                                       2.31%           2.30%         2.14%         1.92%       1.97%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       26%             36%            8%            5%         45%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjuction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  46 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

CLASS C    YEAR ENDED SEPTEMBER 30,                         2007            2006          2005          2004        2003
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $     13.22     $     12.91     $   12.45     $   12.32   $   12.75
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .47 1           .50 1         .55 1         .62         .60
Net realized and unrealized gain (loss)                     (.55)            .35           .50           .10        (.42)
                                                     --------------------------------------------------------------------
Total from investment operations                            (.08)            .85          1.05           .72         .18
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.46)           (.54)         (.59)         (.59)       (.61)
Distributions from net realized gain                          -- 2            --            --            --          --
                                                     --------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             (.46)           (.54)         (.59)         (.59)       (.61)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $     12.68     $     13.22     $   12.91     $   12.45   $   12.32
                                                     ====================================================================

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                         (0.62)%          6.78%         8.55%         5.99%       1.35%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $   163,976     $   106,663     $  31,119     $  15,723   $  13,080
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $   142,905     $    64,991     $  20,347     $  14,598   $  11,852
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       3.58%           3.89%         4.32%         5.04%       4.78%
Expenses excluding interest and fees on
short-term floating rate notes issued                       1.59%           1.66%         1.70%         1.69%       1.72%
Interest and fees on short-term floating
rate notes issued 5                                         0.69%           0.61%         0.43%         0.26%       0.26%
                                                     --------------------------------------------------------------------
Total expenses                                              2.28%           2.27%         2.13%         1.95%       1.98%
Expenses after payments, waivers and/or
reimbursements and reduction
to custodian expenses                                       2.28%           2.27%         2.13%         1.92%       1.98%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       26%             36%            8%            5%         45%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjuction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  47 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer AMT-Free New York Municipals (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek the maximum current income exempt from federal, New York State and New York City income taxes for individual investors consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected


                  48 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of September 30, 2007, the Fund had purchased $5,136,219 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund will not invest more than 20% of its total assets in inverse floaters. Inverse floaters amount to $102,859,517 as of September 30, 2007, which represents 5.71% of the Fund's total assets.

      Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the "municipal bond") to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the "sponsor") creates a trust (the "Trust") and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an "inverse floating rate security") to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund's repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured


                  49 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust's liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund's Statement of Operations. At September 30, 2007, municipal bond holdings with a value of $394,524,517 shown on the Fund's Statement of Investments are held by such Trusts and serve as collateral for the $291,665,000 in short-term floating rate notes issued and outstanding at that date.

At September 30, 2007, the Fund's residual exposure to these types of inverse floating rate securities were as follows:

PRINCIPAL                                                           COUPON    MATURITY          VALUE AS OF
AMOUNT         INVERSE FLOATER 1                                   RATES 2       DATES   SEPTEMBER 30, 2007
------------------------------------------------------------------------------------------------------------
$  6,500,000   Erie County Tobacco Asset Securitization Corp.
               RITES                                                 5.520%     6/1/45   $        5,518,565
   5,400,000   Erie County Tobacco Asset Securitization Corp.
               RITES                                                 5.520      6/1/45            4,584,654
   2,750,000   Hudson Yards Infrastructure Corp. ROLs                6.660     2/15/47            2,736,718
   5,750,000   L.I. Power Authority RITES                            7.710      9/1/33            6,287,510
   3,460,000   MTA ROLs                                              7.920    11/15/31            3,835,618
   7,500,000   MTA ROLs                                              7.420    11/15/31            8,509,200
   2,950,000   NY Counties Tobacco Trust IV RITES                    5.520      6/1/42            2,516,380
   5,000,000   NYC GO RITES                                          6.040      8/1/21            5,950,100
   5,000,000   NYC Municipal Water Finance Authority ROLs            7.660     6/15/39            5,615,400
     765,000   NYS DA ROLs 3                                         6.420      5/1/33              371,590
  19,140,000   Port Authority NY/NJ RITES                            5.880     12/1/34           20,434,438
   4,400,000   Puerto Rico Highway & Transportation Authority
               ROLs                                                  4.990      7/1/45            3,254,460
   6,010,000   Puerto Rico Electric Power Authority ROLs 3           5.780      7/1/31            2,811,057
   1,600,000   Puerto Rico Sales Tax Financing Corp. ROLs 3          7.990      8/1/57            1,167,840
  10,000,000   Triborough Bridge & Tunnel Authority RITES            7.689    11/15/32           11,136,000
   4,550,000   Triborough Bridge & Tunnel Authority RITES            8.186    11/15/29            5,366,816
   3,585,000   Triborough Bridge & Tunnel Authority RITES            7.686    11/15/32            3,992,256
   2,560,000   Triborough Bridge & Tunnel Authority RITES            7.571    11/15/27            2,850,765
   2,500,000   Triborough Bridge & Tunnel Authority RITES            8.571    11/15/23            3,136,150
   2,500,000   Triborough Bridge & Tunnel Authority ROLs             7.660    11/15/32            2,784,000
                                                                                         -------------------
                                                                                         $      102,859,517
                                                                                         ===================

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 38 of the Statement of Investments.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater."

3. Security is subject to a shortfall and forbearance agreement.


                  50 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund's investment in such inverse floating rate securities, if it deems it appropriate to do so. As of September 30, 2007, in addition to the exposure detailed in the preceding table, the Fund's maximum exposure under such agreements is estimated at approximately $74,610,000.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED    OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                 LOSS   FOR FEDERAL INCOME
    INCOME                    GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
    ------------------------------------------------------------------------
       $ 1,688,898            $ --          $ 6,592,824          $ 3,591,868

1. As of September 30, 2007, the Fund had $6,592,824 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2016.

2. During the fiscal year ended September 30, 2007, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended September 30, 2006, the Fund utilized $1,450,798 of capital loss carryforward to offset capital gains realized in that fiscal year.


                  51 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for September 30, 2007. Net assets of the Fund were unaffected by the reclassifications.

           REDUCTION TO          REDUCTION TO ACCUMULATED
           ACCUMULATED NET                   NET REALIZED
           INVESTMENT INCOME          LOSS ON INVESTMENTS
           ----------------------------------------------
           $ 127,127                            $ 127,127

The tax character of distributions paid during the years ended September 30, 2007 and September 30, 2006 was as follows:

                                               YEAR ENDED         YEAR ENDED
                                           SEPT. 30, 2007     SEPT. 30, 2006
           -----------------------------------------------------------------
           Distributions paid from:
           Exempt-interest dividends         $ 56,626,410       $ 44,497,915
           Ordinary income                        326,084             20,744
           Long-term capital gain                 143,035                 --
                                             -------------------------------
           Total                             $ 57,095,529       $ 44,518,659
                                             ===============================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

           Federal tax cost of securities            $ 1,475,436,751
                                                     ===============

           Gross unrealized appreciation             $    33,771,954
           Gross unrealized depreciation                 (30,180,086)
                                                     ---------------
           Net unrealized appreciation               $     3,591,868
                                                     ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended September


                  52 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

30, 2007, the Fund's projected benefit obligations were increased by $50,843 and payments of $32,995 were made to retired trustees, resulting in an accumulated liability of $112,356 as of September 30, 2007.

      The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.


                  53 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                  YEAR ENDED SEPTEMBER 30, 2007    YEAR ENDED SEPTEMBER 30, 2006
                                                       SHARES            AMOUNT        SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------
CLASS A
Sold                                               36,225,517    $  475,962,216    30,165,787      $ 389,068,133
Dividends and/or distributions reinvested           2,642,399        34,533,192     2,054,601         26,532,833
Redeemed                                          (14,369,019)     (186,998,638)   (7,236,398)       (93,291,840)
                                                 ----------------------------------------------------------------
Net increase                                       24,498,897    $  323,496,770    24,983,990      $ 322,309,126
                                                 ================================================================

-----------------------------------------------------------------------------------------------------------------
CLASS B
Sold                                                  643,385    $    8,494,157       776,732      $  10,032,978
Dividends and/or distributions reinvested              57,320           750,483        55,555            717,268
Redeemed                                             (738,301)       (9,711,369)     (418,072)        (5,377,833)
                                                 ----------------------------------------------------------------
Net increase (decrease)                               (37,596)   $     (466,729)      414,215      $   5,372,413
                                                 ================================================================

-----------------------------------------------------------------------------------------------------------------
CLASS C
Sold                                                6,888,631    $   90,679,430     6,173,689      $  79,698,090
Dividends and/or distributions reinvested             235,413         3,073,909       119,264          1,542,437
Redeemed                                           (2,263,503)      (29,391,070)     (635,447)        (8,203,181)
                                                 ----------------------------------------------------------------
Net increase                                        4,860,541    $   64,362,269     5,657,506      $  73,037,346
                                                 ================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2007, were as follows:

                                                    PURCHASES              SALES
--------------------------------------------------------------------------------
Investment securities                           $ 760,951,376      $ 391,730,157

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:


                  54 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

           FEE SCHEDULE
           -----------------------------------------------
           Up to $200 million                        0.60%
           Next $100 million                         0.55
           Next $200 million                         0.50
           Next $250 million                         0.45
           Next $250 million                         0.40
           Over $1 billion                           0.35

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2007, the Fund paid $413,236 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2007 for Class B and Class C shares were $1,809,039 and $1,962,651, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as


                  55 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                          CLASS A        CLASS B        CLASS C
                           CLASS A     CONTINGENT     CONTINGENT     CONTINGENT
                         FRONT-END       DEFERRED       DEFERRED       DEFERRED
                     SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                       RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED             DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
--------------------------------------------------------------------------------
September 30, 2007       $ 491,454      $ 116,249       $ 39,975       $ 72,059
--------------------------------------------------------------------------------

WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of September 30, 2007, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      The Fund has entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $900 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (5.5866% as of September 30, 2007). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $900 million facility size.

      For the year ended September 30, 2007, the average daily loan balance was $18,511,507 at an average daily interest rate of 5.305%. The Fund had borrowings outstanding of $26,700,000 at September 30, 2007 at an interest rate of 5.5866%. The Fund


                  56 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS had gross borrowings and gross loan repayments of $434,700,000 and $423,400,000, respectively, during the year ended September 30, 2007. The maximum amount of borrowings outstanding at any month-end during the year ended September 30, 2007 was $75,000,000. The Fund paid $90,198 in fees and $1,005,498 in interest during the year ended September 30, 2007.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of September 30, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of September 30, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                  57 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS:

We have audited the accompanying statement of assets and liabilities of Oppenheimer AMT-Free New York Municipals, including the statement of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer AMT-Free New York Municipals as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
November 16, 2007


                  58 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended September 30, 2007 are eligible for the corporate dividend-received deduction. 99.43% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  59 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                  60 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services by the Manager and its affiliates,
(v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

      NATURE AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took


                  61 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Ronald H. Fielding, the portfolio manager for the Fund, and the Manager's Municipal Bond investment team and analysts. The Board members also considered their experiences with the Manager and its officers and other personnel through their service on the Boards of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement and from the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each regular quarterly Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other retail front-end load and no-load New York municipal debt funds advised by the Manager and by other investment advisers. The Board noted that the Fund's one-year, three-year, five-year and ten-year performance were better than its peer group median.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other New York municipal debt funds and other funds with comparable asset levels and distribution features. The Board noted that the Fund's contractual management fees and total expenses were lower than its peer group median although its actual management fees were higher than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund, the extent to which those


                  62 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board also noted the Fund's breakpoints, which are intended to share economies of scale that may exist as the Fund grows with its shareholders.

      BENEFITS TO THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Manager, the Board considered information regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates for services provided.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Trustees. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                  63 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
FUND, LENGTH OF SERVICE, AGE      PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                          80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL.

BRIAN F. WRUBLE,                  General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995); Director of Special
Chairman of the Board             Value Opportunities Fund, LLC (registered investment company) (since September 2004); Member of
of Trustees (since 2007),         Zurich Financial Services Investment Advisory Board (insurance) (since October 2004); Chairman
Trustee (since 2005)              (since August 2007) and Trustee (since August 1991) of the Board of Governing Trustees of The
Age: 64                           Jackson Laboratory (non-profit); Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Special Limited Partner of Odyssey Investment Partners,
                                  LLC (private equity investment) (January 1999-September 2004); Trustee of Research Foundation of
                                  AIMR (2000-2002) (investment research, non-profit); Governor, Jerome Levy Economics Institute of
                                  Bard College (August 1990-September 2001) (economics research); Director of Ray & Berendtson, Inc.
                                  (May 2000-April 2002) (executive search firm). Oversees 64 portfolios in the OppenheimerFunds complex.

DAVID K. DOWNES,                  President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment
Trustee (since 2007)              management company) (since January 2004); President of The Community Reinvestment Act Qualified
Age: 67                           Investment Fund (investment management company) (since January 2004); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (since January
                                  2004); Director of Internet Capital Group (information technology company) (since October 2003);
                                  Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc.
                                  (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments
                                  U.S., Inc. (investment management subsidiary of  Lincoln National Corporation) (1993-2003);
                                  President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003);
                                  President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln
                                  National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement
                                  Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of
                                  Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware
                                  Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice
                                  Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of
                                  Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company
                                  (financial services holding company) (1977-1985); held the following positions at the Colonial
                                  Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer
                                  (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price
                                  Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967)
                                  and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                  Trustee of the Committee for Economic Development (policy research foundation) (since 2005);
Trustee (since 2005)              Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President
Age: 66                           of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI
                                  Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.


                  64 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

ROBERT G. GALLI,                  A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds
Trustee (since 1993)              complex.
Age: 74

PHILLIP A. GRIFFITHS,             Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979)
Trustee (since 1999)              of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI
Age: 69                           Lumonics Inc. (precision medical equipment supplier) (since 2001); Senior Advisor of The Andrew
                                  W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the
                                  American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign
                                  Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study
                                  (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke
                                  University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                   Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice
Trustee (since 2004)              President and General Auditor of American Express Company (financial services company) (July
Age: 65                           1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                   Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since
Trustee (since 2002)              January 2006); Director of Columbia Equity Financial Corp. (privately-held financial advisor)
Age: 55                           (since 2002); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since
                                  January 2002); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor)
                                  (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign
                                  Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the
                                  Investment Committee and Board of Human Rights Watch and the Investment Committee of Historic
                                  Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,         Chairman of RSR Partners (formerly "The Directorship Search Group, Inc.") (corporate governance
Trustee (since 1989)              consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit
Age: 75                           educational organization); Former Trustee of The Historical Society of the Town of Greenwich;
                                  Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                 Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996);
Trustee (since 2005)              Director of Lakes Environmental Association (environmental protection organization) (since 1996);
Age: 66                           Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994);
                                  Director of Fortis/Hartford mutual funds (1994-December 2001); Director of C-TASC (a privately held bio-statistics company) (since May 2007). Oversees 54 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                    President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since
Trustee (since 2005)              1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999);
Age: 59                           Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President,
                                  Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production)
                                  (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City
                                  (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.


                  65 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                       NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN ANNUAL TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                  POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the
Trustee and President and         Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer funds;
Principal Executive Officer       President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding
(since 2001)                      company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager)
Age: 58                           (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
                                  (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of
                                  Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                                  2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                                  Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since
                                  November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since
                                  July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real
                                  Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company
                                  (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007)
                                  and Member of the Investment Company Institute's Board of Governors (since October 2003); Chief
                                  Operating Officer of the Manager (September 2000-June 2001). Oversees 102 portfolios in the
                                  OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                    THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ZACK, GILLESPIE AND
OF THE FUND                       BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR
                                  MESSRS. PETERSEN, SZILAGYI, VANDEHEY, WIXTED AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL,
                                  COLORADO 80112-3924 AND FOR MESSRS. FIELDING, LOUGHRAN, COTTIER AND WILLIS, 350 LINDEN OAKS,
                                  ROCHESTER, NEW YORK 14625. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

RONALD H. FIELDING,               Senior Vice President of the Manager and Chairman of the Rochester Division of the Manager (since
Vice President and Senior         January 1996). Chief Strategist, a Senior Portfolio Manager, an officer and a trader for the Fund
Portfolio Manager                 and other Oppenheimer funds.
(since 2002)
Age: 58

DANIEL G. LOUGHRAN,               Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April
Vice President and Senior         2001-July 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior
Portfolio Manager                 Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
(since 2005)
Age: 43


                  66 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

SCOTT S. COTTIER,                 Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory
Vice President (since 2005)       Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the
and Senior Portfolio Manager      Fund and other Oppenheimer funds.
(since 2002)
Age: 35

TROY E. WILLIS,                   Assistant Vice President of the Manager (since July 2005) and a Portfolio Manager with the Manager
Vice President (since 2005)       (since 2003). Corporate Attorney for Southern Resource Group (from 1999 to 2003). Senior Portfolio
and Senior Portfolio Manager      Manager, an officer and a trader for the Fund and other Oppenheimer funds.
(since 2006)
Age: 34

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief          Compliance Officer of the Manager, OppenheimerFunds Distributor, Inc., Centennial Asset Management
Compliance Officer                and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor,
(since 2004)                      Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983).
Age: 57                           Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An
                                  officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and Principal           HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Financial & Accounting            Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc.
Officer (since 1999)              (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
Age: 48                           International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional
                                  Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established  by the Manager) (since June 2003); Treasurer and Chief Financial
                                  Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant
                                  Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March
                                  1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief
                                  Operating Officer of Bankers Trust Company-Mutual Fund Services Division (March 1995-March 1999).
                                  An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                Vice President of the Manager (since February 2007); Assistant Vice President of the Manager
Assistant Treasurer               (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November
(since 2004)                      1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,                Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer               Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                      Financial Group LLC (May 2001-March 2003); Director of Mutual Fund Operations at American Data
Age: 37                           Services, Inc. (September 2000-May 2001). An officer of 102 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Secretary (since 2001)            Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of
Age: 59                           Centennial Asset Management Corporation (since December 2001); Senior Vice President and General
                                  Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General
                                  Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director
                                  (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice


                  67 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT G. ZACK,                   President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director
Continued                         of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General
                                  Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
                                  December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments,
                                  Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy
                                  Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset
                                  Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                  December 2003); Senior Vice President (May 1985-December 2003), Acting General Counsel (November
                                  2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the Manager;
                                  Assistant Secretary of the following: Shareholder Services, Inc. (May 1985-November 2001),
                                  Shareholder Financial Services, Inc. (November 1989-November 2001), and OppenheimerFunds
                                  International Ltd. (September 1997-November 2001). An officer of 102 portfolios in the
                                  OppenheimerFunds complex.

LISA I. BLOOMBERG,                Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary               2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate Vice President
(since 2004)                      (May 1999-April 2001) and Assistant General Counsel (May 1999-December 2000) of UBS Financial
Age: 39                           Services Inc. (formerly, PaineWebber Incorporated). An officer of 102 portfolios in the
                                  OppenheimerFunds complex.

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice
Assistant Secretary               President (2000-September 2004), Director (2000-September 2004) and Vice President (1998-2000) of
(since 2004)                      Merrill Lynch Investment Management. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 43

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003)
Assistant Secretary               of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                      Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 42                           Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                  Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                  December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                  68 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS


ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that David Downes, a member of the Board's Audit Committee, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $35,000 in fiscal 2007 and $29,000 in fiscal 2006.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $233,640 in fiscal 2007 and $183,800 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services relating to FAS 123R.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2007 and $1,536 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: preparation of form 5500.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed $34,675 in fiscal 2007 and $512 in fiscal 2006.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $268,315 in fiscal 2007 and $185,848 in fiscal 2006 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

      Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer AMT - Free New York Municipals

By:   /s/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer
Date: 11/14/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer
Date: 11/14/2007

By:   /s/ Brian W. Wixted
      ---------------------------
      Brian W. Wixted
      Principal Financial Officer
Date: 11/14/2007